Exhibit 99.2

FOURTH QUARTER 2014

SUPPLEMENTAL DATA

DECEMBER 31, 2014

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found.  Such information is not incorporated into this supplemental financial package.  This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings.  The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.

Forward-looking Statement

This press release includes certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “continue,” or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended December 31, 2014 that will be released on Form 10-K to be filed on or before March 2, 2015.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	5
Highlights	6-15
Comparative Balance Sheets	16-17
Comparative Statements of Operations	18
Comparative Computation of FFO and FAD	19
Consolidated Statement of Equity	20
Joint Venture Statements	21-23

Selected Financial Data	24-27
Debt Summary Schedule	28-30
Summary of Ground Lease Arrangements	31

Debt and Preferred Equity Investments	32-34

Selected Property Data
Composition of Property Portfolio	35-40
Largest Tenants	41
Tenant Diversification	42
Leasing Activity Summary	43-46
Annual Lease Expirations	47-49

Summary of Real Estate Acquisition/Disposition Activity	50-54
Corporate Information	55
Analyst Coverage	56
Supplemental Definitions	57

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is New York City’s largest commercial office landlord and is the only fully integrated, self-managed, self-administered Real Estate Investment Trust, or REIT, primarily focused on owning and operating office buildings in Manhattan.

The Company was formed on August 20, 1997 to continue the commercial real estate business of S.L. Green Properties Inc., a company that was founded in 1980 by Stephen L. Green, our current Chairman.  For more than 25 years SL Green has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan.  The Company’s investment focus is to create value through strategically acquiring, redeveloping and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow.

In 2007, SL Green acquired Reckson Associates Realty Corp. and added over 9 million square feet to its portfolio. Included in this total is over 3 million square feet of Class A office space located in Westchester, New York and Stamford, Connecticut.  These suburban portfolios serve as natural extensions of SL Green’s core ownership in the Grand Central submarket of Midtown Manhattan. The Company has since made selective additions and dispositions to the holdings in these areas.

Looking forward, SL Green plans to continue its opportunistic investment philosophy through three established business lines: investment in long-term core properties, investment in opportunistic assets, and debt and preferred equity investments.  This three-legged investment strategy allows SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

FOURTH QUARTER 2014 HIGHLIGHTS UNAUDITED

Summary

New York, NY, January 28, 2015 — SL Green Realty Corp. (NYSE:  SLG) today reported funds from operations, or FFO, for the quarter ended December 31, 2014 of $146.8 million, or $1.45 per share, before transaction costs of $2.1 million, or $0.02 per share, and net of non-recurring charges of $6.9 million, or $0.07 per share, related to the early repayment of the mortgage on 625 Madison Avenue, as compared to FFO for the same period in 2013 of $138.1 million, or $1.42 per share, before transaction costs of $3.6 million, or $0.04 per share.

The Company also reported FFO for the year ended December 31, 2014 of $592.1 million, or $5.94 per share, before transaction costs of $9.1 million, or $0.09 per share, and net of non-recurring charges of $32.4 million, or $0.32 per share, related to the early repayment or refinancing of debt, as compared to FFO for the same period in 2013 of $495.9 million, or $5.21 per share, before transaction costs of $4.3 million, or $0.05 per share.

Net income attributable to common stockholders for the quarter ended December 31, 2014 totaled $56.8 million, or $0.59 per share, compared to net income attributable to common stockholders of $37.1 million, or $0.39 per share for the same period in 2013.  Net income attributable to common stockholders for the year ended December 31, 2014 totaled $503.1 million, or $5.23 per share, inclusive of gains recognized on the sales of real estate and purchase price fair value adjustments of $353.8 million, or $3.55 per share, compared to net income attributable to common stockholders of $101.3 million, or $1.10 per share for the same period in 2013.

All per share amounts in this press release are presented on a diluted basis.

Operating and Leasing Activity

For the quarter ended December 31, 2014, the Company reported consolidated revenues and operating income of $386.6 million and $223.2 million, respectively, compared to $350.5 million and $198.3 million, respectively, for the same period in 2013. For the year ended December 31, 2014, the Company reported consolidated revenues and operating income of $1.5 billion and $880.5 million, respectively, compared to $1.4 billion and $760.7 million, respectively, for the same period in 2013.

Same-store cash NOI on a combined basis increased by 4.5 percent to $171.8 million and by 3.5 percent to $665.6 million for the quarter and year ended December 31, 2014, respectively, as compared to the same periods in 2013.  For the quarter ended December 31, 2014, consolidated property same-store cash NOI increased by 4.2 percent to $152.3 million and unconsolidated joint venture property same-store cash NOI increased 6.8 percent to $19.5 million, as compared to the same period in 2013.  For the year ended December 31, 2014, consolidated property same-store cash NOI increased by 2.1 percent to $589.8 million and unconsolidated joint venture property same-store cash NOI increased 14.8 percent to $75.7 million, as compared to the same period in 2013.

During the fourth quarter, the Company signed 42 office leases in its Manhattan portfolio totaling 593,883 square feet.  Eleven leases comprising 304,777 square feet represented office leases

FOURTH QUARTER 2014 HIGHLIGHTS UNAUDITED

that replaced previous vacancy. Thirty-one leases comprising 289,106 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $59.12 per rentable square foot, representing a 13.0 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the fourth quarter was 11.5 years and average tenant concessions were 5.7 months of free rent with a tenant improvement allowance of $43.28 per rentable square foot.

During the year ended December 31, 2014, the Company signed 227 office leases in its Manhattan portfolio totaling 2,079,317 square feet.  Of the 227 office leases signed, 143 leases comprising 1,327,829 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $63.39 per rentable square foot, representing a 14.9 percent increase over the previously fully escalated rents on the same office spaces.

Manhattan same-store occupancy increased to 95.7 percent as of December 31, 2014, inclusive of 211,104 square feet of leases signed but not yet commenced, as compared to 95.3 percent at September 30, 2014.

During the fourth quarter, the Company signed 42 office leases in the Suburban portfolio totaling 288,307 square feet.  Twenty-three leases comprising 146,144 square feet represented office leases that replaced previous vacancy. Nineteen leases comprising the remaining 142,163 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $32.75 per rentable square foot, representing a 2.0 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the fourth quarter was 9.7 years and average tenant concessions were 8.9 months of free rent with a tenant improvement allowance of $31.67 per rentable square foot.

During the year ended December 31, 2014, the Company signed 137 office leases in its Suburban portfolio totaling 776,549 square feet.  Of the 137 office leases signed, 73 leases comprising 415,975 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $32.71 per rentable square foot, representing a 1.4 percent increase over the previously fully escalated rents on the same office spaces.

Same-store occupancy for the Company’s Suburban portfolio was 83.3 percent at December 31, 2014, inclusive of 86,154 square feet of leases signed but not yet commenced, as compared to 82.4 percent at September 30, 2014.

Significant leases that were signed during the fourth quarter included:

FOURTH QUARTER 2014 HIGHLIGHTS UNAUDITED

•                  New long-term lease on approximately 200,000 square feet with TD Bank to become the office and retail anchor tenant at One Vanderbilt, the Company’s proposed tower adjacent to Grand Central Terminal.  The space will include a flagship retail store on the northeast corner of 42nd Street and Madison Avenue;

•                  Early renewal and expansion on 133,215 square feet with Newmark & Company at 125 Park Avenue, bringing the remaining lease term to 16.8 years;

•                  New lease on 57,941 square feet with TD Bank for 15.0 years at 125 Park Avenue;

•                  Early renewal on 55,643 square feet with Cummings & Lockwood at 6 Landmark Square, Stamford, Connecticut, bringing the remaining lease term to 11.3 years;

•                  New lease on 36,166 square feet with Lowe’s Home Centers, LLC for 15.4 years at 635 Sixth Avenue;

•                  New lease on 32,162 square feet with Equinox for 25.0 years at 10 East 53rd Street;

•                  New lease on 30,254 square feet with Metropolitan Transportation Authority for 20.0 years at 420 Lexington Avenue;

•                  New lease on 30,000 square feet with Clarfeld Financial for 10.0 years at 520 White Plains Road, Tarrytown, New York;

•                  New lease on 26,885 square feet with The Legal Aid Society for 16.7 years at 150 Grand Street, White Plains, New York; and

•                  Early renewal on 24,754 square feet with MedCon Acquisitions at The Meadows, Rutherford, New Jersey, bringing the remaining lease term to 9.0 years.

Marketing, general and administrative, or MG&A, expenses for the quarter ended December 31, 2014 were $22.7 million, or 5.2 percent of total revenues and an annualized 48 basis points of total assets including the Company’s share of joint venture revenues and assets.  MG&A expenses for the year ended December 31, 2014 were $92.5 million, or 5.3 percent of total revenues and 49 basis points of total assets including the Company’s share of joint venture revenues and assets.

Real Estate Investment Activity

In October, the Company closed on the acquisition of 347,000 square feet of vacant commercial condominium units on floors 2 and 22-34 in the newly constructed Midtown Manhattan class-A office property located at 55 West 46th Street for $295.0 million.  The Company also acquired a retail store on 46th Street and the building’s parking garage and fitness center.  Simultaneously, the Company closed on a new $190.0 million mortgage loan. The new three-year mortgage, which bears interest at 230 basis points over LIBOR, had an initial funding of $150.0 million.

FOURTH QUARTER 2014 HIGHLIGHTS UNAUDITED

In November, the Company and Prudential Real Estate Investors, the real estate investment management and advisory business of Prudential Financial, Inc. (NYSE:PRU), announced the formation of a joint venture for the ownership of the condominium units at 55 West 46th Street.  A fund managed by PREI on behalf of institutional investors now owns a 75 percent stake under the terms of the new joint venture, with the Company keeping a 25 percent ownership interest and retaining management and leasing responsibilities.

In October, the Company, together with its joint venture partners, closed on the acquisition of a 140,000 square-foot site in Gowanus, one of Brooklyn’s most exciting and diverse neighborhoods, for $72.5 million. The 3-acre site is located at 225 Third Street between Bond Street and Third Avenue. Situated between Brooklyn’s iconic Park Slope and Carroll Gardens communities and accessible to the F, G and R lines, the property is directly across the street from the recently opened Whole Foods Market and near several of the area’s newest dining and recreational outposts.  In December, the joint venture financed the property with a new $40.0 million mortgage.  The two-year mortgage bears interest at 100 basis points over Prime.

In October, the Company acquired the retail property located at 102 Greene Street for $32.3 million. The transaction marks the continued growth of the Company’s prime retail property portfolio, which already includes several other assets in Manhattan’s popular SoHo retail district. The 9,200-square-foot asset currently features the Galeria Melissa footwear store, and also includes two residential units and 5,500 square feet of development rights. The building is located on what is becoming one of the top luxury boutique blocks of SoHo between Prince Street and Spring Street, across the street from Tiffany and Co. and surrounded by such tenants as Ralph Lauren, Apple, Etro, Fendi, Dior, Chloe, and Louis Vuitton.

During the fourth quarter, the Company acquired additional ownership interests in the 674,000-square-foot office condominium at 1745 Broadway, which is leased entirely to Random House. The Company, which originally acquired a 32.26 percent stake in the property in 2007, increased its ownership percentage to 56.88 percent as a result of the transactions.

In December, the Company entered into an agreement to expand its presence in the New York City residential market by acquiring a stake in a 23-building, 2.55 million square foot portfolio comprised of 2,815 rental apartments and 43,000-square-feet of prime retail space. As a result of the transaction, the Company will own a 50 percent share in both the partnership interests and promotes in the portfolio held through entities affiliated with Stonehenge with Ofer Yardeni retaining the other 50 percent ownership interest. In addition, the properties will continue to be managed and operated by Stonehenge and continue to be owned in partnerships with various institutional partners.  The portfolio consists of properties located in the some of the best and most attractive submarkets of Manhattan, including Gramercy Park, the West Village, Chelsea, Murray Hill and the Upper East and West Sides.  This transaction is expected to close during the first quarter of 2015, subject to the satisfaction of customary closing conditions.

FOURTH QUARTER 2014 HIGHLIGHTS UNAUDITED

In October, the Company closed on the sale of the leased fee interest in 2 Herald Square, which was improved with an existing 11-story 365,000 square foot commercial office building, for a gross sales price of $365.0 million and recognized a gain on sale of $18.8 million.

In January, the Company, together with its joint venture partner, closed on the sale of 180 Maiden Lane for a gross sales price of $470.0 million, resulting in an internal rate of return on the investment of approximately 16.0 percent.

Debt and Preferred Equity Investment Activity

The carrying value of the Company’s debt and preferred equity investment portfolio totaled $1.4 billion at December 31, 2014.  During the fourth quarter, the Company originated and retained, or acquired, new debt and preferred equity investments totaling $181.1 million, at a weighted average current yield of 8.3 percent, and recorded $228.4 million of principal reductions from investments that were sold or repaid.  As of December 31, 2014, the debt and preferred equity investment portfolio had a weighted average maturity of 2.0 years, excluding any extension options, and had a weighted average yield during the fourth quarter of 10.5 percent.

Financing and Capital Activity

In January, the Company closed on the modification and extension of the $1.2 billion revolving line of credit portion of its $2.0 billion unsecured corporate credit facility. The maturity date of the revolving line of credit was extended from March 2018 to March 2020 and the cost was reduced by 25 basis points. In November, the Company increased the $783.0 million term loan portion of the facility by $50.0 million to $833.0 million.

In November, the Company and its joint venture partner closed on a new $15.0 million mortgage at 121 Greene Street.  The new five-year mortgage bears interest at 150 basis points over LIBOR.

During the fourth quarter, the Company repaid the $146.3 million mortgage on 125 Park Avenue at maturity and prepaid the $114.8 million mortgage on 625 Madison Avenue, increasing the Company’s unencumbered asset base by $635.0 million.  The Company recorded a charge of $6.9 million related to the early repayment of the 625 Madison Avenue mortgage.

In October, the Company and its joint venture partner closed on a new $97.0 million leasehold mortgage at 650 Fifth Avenue.  The new two-year mortgage, which bears interest at 350 basis points over LIBOR, had an initial funding of $65.0 million.

Dividends

During the fourth quarter of 2014, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.60 per share of common stock, consistent with the previous announcement of a dividend increase in December 2014.  The dividend was paid on January 15, 2015 to stockholders of record on the close of business on January 2, 2015.  The new annual dividend of $2.40 per

FOURTH QUARTER 2014 HIGHLIGHTS UNAUDITED

share presents a 20 percent increase over the prior period; and

•                  $0.40625 per share on the Company’s 6.50% Series I Cumulative Redeemable Preferred Stock for the period October 15, 2014 through and including January 14, 2015, which was paid on January 15, 2015 to stockholders of record on the close of business on January 2, 2015, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

SL Green Realty Corp. Key Financial Data December 31, 2014 (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2014		9/30/2014		6/30/2014		3/31/2014		12/31/2013

Earnings Per Share
Net income available to common stockholders - diluted	$0.59		$0.68		$2.46		$1.53		$0.39
Funds from operations available to common stockholders - diluted	$1.43		$1.28		$1.62		$1.52		$1.38
Reported funds available for distribution to common stockholders - diluted	$0.94		$(0.07)		$1.09		$1.18		$0.63
Recurring funds available for distribution to common stockholders - diluted	$1.11		$0.75		$1.21		$1.29		$0.81

Common Share Price & Dividends
At the end of the period	$119.02		$101.32		$109.41		$100.62		$92.38
High during period	$123.10		$111.86		$112.79		$100.62		$98.15
Low during period	$101.23		$101.32		$107.89		$90.96		$87.63
Common dividend per share	$0.60		$0.50		$0.50		$0.50		$0.50

FFO payout ratio (trailing 12 months)	35.9%		34.5%		31.2%		30.1%		28.9%
Reported FAD payout ratio (trailing 12 months)	66.7%		70.4%		45.7%		43.5%		40.7%
Recurring FAD payout ratio (trailing 12 months)	48.1%		49.1%		41.5%		40.3%		38.7%

Common Shares & Units
Common shares outstanding	97,325		95,945		95,587		95,318		94,993
Units outstanding	3,973		3,735		3,500		3,000		2,902
Total common shares and units outstanding	101,298		99,680		99,087		98,318		97,895

Weighted average common shares and units outstanding - basic	100,561		99,319		98,970		98,196		96,831
Weighted average common shares and units outstanding - diluted	101,034		99,706		99,484		98,716		97,148

Market Capitalization
Market value of common equity	$12,056,488		$10,099,578		$10,841,109		$9,892,757		$9,043,540
Liquidation value of preferred equity/units	301,115		303,115		279,550		279,550		279,550
Consolidated debt	8,432,729		8,736,352		8,357,632		7,195,419		6,919,908
Consolidated market capitalization	$20,790,332		$19,139,045		$19,478,291		$17,367,726		$16,242,998
SLG portion of JV debt	1,601,340		1,394,788		1,412,618		1,916,123		2,134,677
Combined market capitalization	$22,391,672		$20,533,833		$20,890,909		$19,283,849		$18,377,675

Consolidated debt to market capitalization	40.6%		45.6%		42.9%		41.4%		42.7%
Combined debt to market capitalization	44.8%		49.3%		46.8%		47.2%		49.4%

Consolidated debt service coverage (trailing 12 months)	2.53	x	2.53	x	2.57	x	2.47	x	2.43	x
Consolidated fixed charge coverage (trailing 12 months)	2.24	x	2.24	x	2.26	x	2.13	x	2.10	x
Combined debt service coverage (trailing 12 months)	2.26	x	2.24	x	2.25	x	2.16	x	2.12	x
Combined fixed charge coverage (trailing 12 months)	2.03	x	2.01	x	2.02	x	1.91	x	1.88	x

Supplemental Information	Fourth Quarter 2014

SL Green Realty Corp. Key Financial Data December 31, 2014 (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013

Selected Balance Sheet Data
Real estate assets before depreciation	$14,536,503	$14,564,675	$13,952,995	$12,341,269	$12,333,780
Investments in unconsolidated joint ventures	$1,172,020	$996,842	$971,926	$1,061,704	$1,113,218
Debt and preferred equity investments	$1,408,804	$1,432,951	$1,547,808	$1,493,725	$1,304,839
Cash and cash equivalents	$281,409	$253,520	$308,103	$447,162	$206,692
Investment in marketable securities	$39,429	$39,293	$39,912	$32,130	$32,049

Total assets	$17,096,587	$17,237,109	$16,717,736	$15,363,289	$14,959,001

Fixed rate & hedged debt	$6,140,787	$5,941,950	$5,905,031	$5,593,899	$5,599,959
Variable rate debt	2,038,000	2,347,000	2,261,351	1,601,520	1,319,949
Total consolidated debt	$8,178,787	$8,288,950	$8,166,382	$7,195,419	$6,919,908

Total liabilities	$9,096,732	$9,419,267	$9,016,134	$7,897,297	$7,627,099

Fixed rate & hedged debt - including SLG portion of JV debt	$6,898,199	$6,526,496	$6,489,898	$6,683,185	$6,863,469
Variable rate debt - including SLG portion of JV debt	2,881,928	3,157,242	3,089,102	2,428,357	2,191,116
Total combined debt	$9,780,127	$9,683,738	$9,579,000	$9,111,542	$9,054,585

Selected Operating Data
Property operating revenues	$338,356	$335,119	$318,184	$293,783	$296,875
Property operating expenses	(137,452)	(135,747)	(128,942)	(130,292)	(131,849)
Property operating NOI	$200,904	$199,372	$189,242	$163,491	$165,026
NOI from discontinued operations	5,441 (1)	7,750	10,661	13,938	14,120
Total property operating NOI - consolidated	$206,345	$207,122	$199,903	$177,429	$179,146
SLG share of property NOI from JVs	34,757	33,232	41,508	49,320	50,197
Total property operating NOI - combined	$241,102	$240,354	$241,411	$226,749	$229,343
Investment income	41,048	43,969	39,714	54,084	49,956
Other income	7,223	11,186	22,734	14,578	3,620
Marketing general & administrative expenses	(22,710)	(22,649)	(23,872)	(23,257)	(22,742)
EBITDA - combined	$266,663	$272,860	$279,987	$272,154	$260,177

(1) Discontinued operations for the quarter ended December 31, 2014 includes the results of operations of 180 Maiden Lane, which was held for sale as of December 31, 2014 and sold in January 2015.

Supplemental Information	Fourth Quarter 2014

SL Green Realty Corp. Key Financial Data December 31, 2014 (Dollars in Thousands Except Per Share)

Manhattan Properties

	As of or for the three months ended
	12/31/2014		9/30/2014	6/30/2014	3/31/2014	12/31/2013

Selected Operating Data
Property operating revenues	$300,026		$297,411	$280,020	$257,227	$264,976
Property operating expenses	114,297		112,153	105,077	110,338	109,757
Property operating NOI	$185,729		$185,258	$174,943	$146,889	$155,219
NOI from discontinued operations	5,438	(1)	7,749	10,688	13,935	14,088
Total property operating NOI - consolidated	$191,167		$193,007	$185,631	$160,824	$169,307

Other income - consolidated	$1,544		$285	$384	$157	$1,306

SLG share of property NOI from unconsolidated JV	$31,039		$29,909	$34,935	$43,646	$45,400

Portfolio Statistics
Consolidated office buildings in service	23		23	23	23	23
Unconsolidated office buildings in service	7		7	7	10	9
	30		30	30	33	32

Consolidated office buildings in service - square footage	18,429,045		18,429,045	18,429,045	17,306,045	17,306,045
Unconsolidated office buildings in service - square footage	3,476,115		3,476,115	3,476,115	6,465,415	5,934,434
	21,905,160		21,905,160	21,905,160	23,771,460	23,240,479

Quarter end occupancy- same store - combined office (consolidated + JV)	94.7	%(2)	94.8%	93.6%	93.3%	93.5%

Office Leasing Statistics
Total office leases commenced	37		56	34	65	58

Commenced office square footage filling vacancy	72,334		164,096	106,953	124,181	278,663
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	231,343		565,219	207,985	368,464	3,049,172
Total office square footage commenced	303,677		729,315	314,938	492,645	3,327,835

Average starting cash rent psf - office leases commenced	$59.49		$64.20	$54.18	$60.15	$47.66
Previously escalated cash rent psf - office leases commenced	$51.85		$53.98	$53.90	$54.15	$42.71
Increase in new cash rent over previously escalated cash rent (3)	14.7%		18.9%	0.5%	11.1%	11.6%
Average lease term	10.6		10.3	13.2	5.6	14.4
Tenant concession packages psf	$40.41		$46.60	$49.47	$27.66	$49.18
Free rent months	5.0		2.1	6.0	2.3	6.6

(1) Discontinued operations for the quarter ended December 31, 2014 reflects operations from 180 Maiden Lane, which was held for sale as of December 31, 2014 and sold in January 2015.

(2) Manhattan same-store occupancy, inclusive of 211,104 square feet of leases signed but not yet commenced, is 95.7% as of December 31, 2014, as compared to 95.3% as of December 31, 2013 and 95.3% at September 30, 2014.

(3) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	Fourth Quarter 2014

SL Green Realty Corp. Key Financial Data December 31, 2014 (Dollars in Thousands Except Per Share)

Suburban Properties

	As of or for the three months ended
	12/31/2014		9/30/2014	6/30/2014	3/31/2014	12/31/2013

Selected Operating Data
Property operating revenues	$29,969		$29,230	$29,732	$28,501	$27,616
Property operating expenses	15,341		15,925	16,505	13,836	16,109
Property operating NOI	$14,628		$13,305	$13,227	$14,665	$11,507
NOI from discontinued operations	—		—	—	—	—
Total property operating NOI - consolidated	$14,628		$13,305	$13,227	$14,665	$11,507

Other income - consolidated	$299		$1,141	$546	$1,020	$858

SLG share of property NOI from unconsolidated JV	$1,119		$1,152	$1,245	$1,434	$1,422

Portfolio Statistics
Consolidated office buildings in service	27		27	27	27	26
Unconsolidated office buildings in service	4		4	4	4	4
	31		31	31	31	30

Consolidated office buildings in service - square footage	4,365,400		4,365,400	4,365,400	4,365,400	4,087,400
Unconsolidated office buildings in service - square footage	1,222,100		1,222,100	1,222,100	1,222,100	1,222,100
	5,587,500		5,587,500	5,587,500	5,587,500	5,309,500

Quarter end occupancy- same store - combined office (consolidated + JV)	81.7	%(1)	80.5%	81.0%	80.4%	80.0%

Office Leasing Statistics
Total office leases commenced	34		29	22	38	26

Commenced office square footage filling vacancy	138,822		53,218	32,865	61,559	107,696
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	130,333		118,938	38,562	91,640	73,631
Total office square footage commenced	269,155		172,156	71,427	153,199	181,327

Average starting cash rent psf - office leases commenced	$32.74		$31.47	$33.96	$30.86	$33.28
Previously escalated cash rent psf - office leases commenced	$33.22		$31.63	$33.44	$30.10	$32.79
(Decrease) increase in new cash rent over previously escalated cash rent (2)	-1.5%		-0.5%	1.5%	2.5%	1.5%
Average lease term	9.0		8.4	6.5	7.2	7.2
Tenant concession packages psf	$29.99		$28.83	$26.12	$21.01	$27.51
Free rent months	8.2		5.6	3.4	3.4	7.8

(1) Suburban same-store occupancy, inclusive of 86,154 square feet of leases signed but not yet commenced, is 83.3% as of December 31, 2014, as compared to 80.9% at December 31, 2013 and 82.4% as of September 30, 2014.

(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	Fourth Quarter 2014

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Assets
Commercial real estate properties, at cost:
Land & land interests	$3,844,518	$3,833,305	$3,466,587	$3,112,013	$3,032,526
Buildings & improvements fee interest	8,778,593	8,679,637	8,843,315	7,767,616	7,884,663
Buildings & improvements leasehold	1,418,585	1,405,255	1,390,004	1,375,007	1,366,281
Buildings & improvements under capital lease	27,445	27,445	27,445	27,445	50,310
	14,069,141	13,945,642	13,727,351	12,282,081	12,333,780
Less accumulated depreciation	(1,905,165)	(1,826,027)	(1,769,428)	(1,695,568)	(1,646,240)
Net real estate	12,163,976	12,119,615	11,957,923	10,586,513	10,687,540
Other real estate investments:
Investment in unconsolidated joint ventures	1,172,020	996,842	971,926	1,061,704	1,113,218
Debt and preferred equity investments, net	1,408,804	1,432,951	1,547,808	1,493,725	1,304,839

Assets held for sale, net	462,430	753,457	339,809	63,925	—
Cash and cash equivalents	281,409	253,520	308,103	447,162	206,692
Restricted cash	149,176	159,303	157,225	154,492	142,051
Investment in marketable securities	39,429	39,293	39,912	32,130	32,049
Tenant and other receivables, net of $18,068 reserve at 12/31/14	57,369	64,184	51,844	47,296	60,393
Related party receivables	11,735	13,262	8,915	19,947	8,530
Deferred rents receivable, net of reserve for tenant credit loss of $27,411 at 12/31/14	374,944	364,284	354,388	378,980	386,508
Deferred costs, net	327,962	310,860	300,043	261,542	267,058
Other assets	647,333	729,538	679,840	815,873	750,123

Total Assets	$17,096,587	$17,237,109	$16,717,736	$15,363,289	$14,959,001

Supplemental Information	Fourth Quarter 2014

COMPARATIVE BALANCE SHEETS Unaudited (Amounts in Thousands)

	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Liabilities
Mortgages and other loans payable	$5,586,709	$5,890,782	$5,939,176	$4,971,022	$4,860,578
Term loan and senior unsecured notes	2,107,078	2,054,168	2,127,206	2,124,397	1,739,330
Revolving credit facility	385,000	244,000	—	—	220,000
Accrued interest and other liabilities	137,634	127,811	128,730	112,852	114,622
Accounts payable and accrued expenses	173,246	183,001	164,215	140,346	145,889
Deferred revenue	187,148	215,527	223,394	259,929	263,261
Capitalized lease obligations	20,822	20,728	20,635	20,541	47,671
Deferred land lease payable	1,215	1,129	1,044	958	22,185
Dividends and distributions payable	64,393	53,571	53,193	52,471	52,255
Security deposits	66,614	66,659	65,166	65,077	61,308
Liabilities related to assets held for sale	266,873	461,891	193,375	49,704	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	9,096,732	9,419,267	9,016,134	7,897,297	7,627,099

Noncontrolling interest in operating partnership (3,973 units outstanding) at 12/31/14	469,524	381,274	379,805	298,858	265,476

Preferred Units	71,115	73,115	49,550	49,550	49,550

Equity
Stockholders’ Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $.01 par value, 160,000 shares authorized, 97,325 issued and outstanding at 12/31/14	1,010	996	993	990	986
Additional paid—in capital	5,289,479	5,130,858	5,085,965	5,049,507	5,015,904
Treasury stock (3,603 shares) at 12/31/14	(320,471)	(320,222)	(320,152)	(320,076)	(317,356)
Accumulated other comprehensive loss	(6,980)	(2,896)	(6,196)	(14,872)	(15,211)
Retained earnings	1,752,404	1,813,956	1,797,580	1,688,211	1,619,150
Total SL Green Realty Corp. stockholders’ equity	6,937,374	6,844,624	6,780,122	6,625,692	6,525,405

Noncontrolling interest in other partnerships	521,842	518,829	492,125	491,892	491,471

Total equity	7,459,216	7,363,453	7,272,247	7,117,584	7,016,876

Total Liabilities and Equity	$17,096,587	$17,237,109	$16,717,736	$15,363,289	$14,959,001

Supplemental Information	Fourth Quarter 2014

COMPARATIVE STATEMENTS OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2014	2013	2014	2014	2013
Revenues
Rental revenue, net	$294,189	$255,760	$291,293	$1,121,066	$996,782
Escalation and reimbursement revenues	44,167	41,115	43,826	164,376	155,965
Investment income	41,048	49,956	43,969	178,815	193,843
Other income	7,223	3,620	11,186	55,721	24,475
Total Revenues, net	386,627	350,451	390,274	1,519,978	1,371,065

Equity in net income from unconsolidated joint ventures	5,756	5,669	6,034	26,537	9,921
(Loss) gain on early extinguishment of debt	(6,865)	5	(24,475)	(32,365)	(18,518)

Expenses
Operating expenses	71,165	70,667	72,111	282,283	276,589
Ground rent	8,146	7,963	8,088	32,307	31,951
Real estate taxes	58,141	53,219	55,548	217,843	203,076
Transaction related costs, net of recoveries	2,153	3,268	2,383	8,707	3,985
Marketing, general and administrative	22,710	22,742	22,649	92,488	86,192
Total Operating Expenses	162,315	157,859	160,779	633,628	601,793

Operating Income	223,203	198,266	211,054	880,522	760,675

Interest expense, net of interest income	80,976	78,032	82,376	317,400	310,894
Amortization of deferred financing costs	6,640	3,451	6,679	22,377	15,855
Depreciation and amortization	97,273	85,795	94,443	371,610	324,461
(Gain) Loss on equity investment in marketable securities	(3,895)	—	—	(3,895)	65

Income from Continuing Operations	42,209	30,988	27,556	173,030	109,400

Income from discontinued operations	3,626	5,836	4,035	19,075	27,837
Gain on sale of discontinued operations	18,817	—	29,507	163,059	14,900
Equity in net gain on sale of joint venture interest / real estate	673	7,538	16,496	123,253	3,601
Purchase price fair value adjustment	—	—	(4,000)	67,446	(2,305)
Depreciable real estate reserves, net of recoveries	—	—	—	—	(2,150)
Net Income	65,325	44,362	73,594	545,863	151,283

Net income attributable to noncontrolling interests	(4,002)	(2,936)	(4,348)	(25,057)	(13,652)
Dividends on preferred units	(800)	(568)	(820)	(2,750)	(2,260)

Net Income Attributable to SL Green Realty Corp	60,523	40,858	68,426	518,056	135,371

Preferred stock redemption costs	—	—	—	—	(12,160)
Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,738)	(14,952)	(21,881)

Net Income Attributable to Common Stockholders	$56,785	$37,120	$64,688	$503,104	$101,330

Earnings per Share
Net income per share (basic)	$0.59	$0.39	$0.68	$5.25	$1.10
Net income per share (diluted)	$0.59	$0.39	$0.68	$5.23	$1.10

Supplemental Information	Fourth Quarter 2014

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

		Three Months Ended		Three Months Ended	Twelve Months Ended
		December 31,	December 31,	September 30,	December 31,	December 31,
		2014	2013	2014	2014	2013
Funds from Operations
Net Income Attributable to Common Stockholders		$56,785	$37,120	$64,688	$503,104	$101,330

Add:	Depreciation and amortization	97,273	85,795	94,443	371,610	324,461
	Discontinued operations depreciation adjustments	147	3,310	678	5,581	16,443
	Joint ventures depreciation and noncontrolling interests adjustments	6,508	13,399	5,831	33,487	51,266
	Net income attributable to noncontrolling interests	4,002	2,936	4,348	25,057	13,652
Less:	Gain on sale of discontinued operations	18,817	—	29,507	163,059	14,900
	Equity in net gain on sale of joint venture property / real estate	673	7,538	16,496	123,253	3,601
	Purchase price fair value adjustment	—	—	(4,000)	67,446	(2,305)
	Depreciable real estate reserves, net of recoveries	—	—	—	—	(2,150)
	Non-real estate depreciation and amortization	525	505	503	2,045	1,509
	Funds From Operations	$144,700	$134,517	$127,482	$583,036	$491,597

	Funds From Operations - Basic per Share	$1.44	$1.39	$1.28	$5.87	$5.17

	Funds From Operations - Diluted per Share	$1.43	$1.38	$1.28	$5.85	$5.16

Funds Available for Distribution
FFO		$144,700	$134,517	$127,482	$583,036	$491,597

Add:	Non real estate depreciation and amortization	525	505	503	2,045	1,509
	Amortization of deferred financing costs	6,640	3,451	6,679	22,377	15,855
	Non-cash deferred compensation	24,793	26,770	9,855	63,370	55,092
Less:	FAD adjustment for Joint Ventures	8,103	18,104	5,885	34,354	29,676
	FAD adjustment for discontinued operations	1,545	1,001	2,817	8,700	7,129
	Straight-line rental income and other non cash adjustments	11,823	12,616	16,324	57,191	46,315
	Second cycle tenant improvements	31,014	37,613	100,085	174,798	68,090
	Second cycle leasing commissions	4,433	13,482	10,706	20,322	28,034
	Revenue enhancing recurring CAPEX	2,458	2,446	2,402	13,098	3,738
	Non-revenue enhancing recurring CAPEX	22,030	18,464	12,930	48,412	32,730

Reported Funds Available for Distribution		$95,252	$61,517	$(6,630)	$313,953	$348,341
	Diluted per Share	$0.94	$0.63	$(0.07)	$3.15	$3.66

Add:	1515 Broadway - Viacom capital contribution	$16,687	$4,226	$12,924	$44,773	$4,634
	388-390 Greenwich - Citi capital contribution (at SLG share)	$—	$13,374	$68,867	$76,523	$13,383

Recurring Funds Available for Distribution		$111,939	$79,117	$75,161	$435,249	$366,358
	Diluted per Share	$1.11	$0.81	$0.75	$4.37	$3.85

First cycle tenant improvements		$8,549	$11,644	$3,483	$25,672	$38,989
First cycle leasing commissions		$23,913	$5,034	$871	$26,495	$9,843
Redevelopment costs		$21,370	$19,208	$13,468	$60,026	$37,068
Capitalized interest		$6,698	$2,251	$7,972	$25,387	$12,333

Supplemental Information	Fourth Quarter 2014

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2013	$221,932	$986	$5,015,904	$(317,356)	$1,619,150	$491,471	$(15,211)	$7,016,876

Net Income attributable to SL Green					518,056	6,590		524,646
Preferred dividends					(14,952)			(14,952)
Cash distributions declared ($2.10 per common share)					(201,411)			(201,411)
Cash distributions to noncontrolling interests						(7,019)		(7,019)
Other comprehensive income - unrealized gain on derivative instruments							5,627	5,627
Other comprehensive income - SLG’s share of joint venture net unrealized gain on derivative instruments							4,775	4,775
Other comprehensive income - unrealized loss on marketable securities							(2,171)	(2,171)
Proceeds from stock options exercised		4	25,207					25,211
DRIP proceeds			64					64
Conversion of units of the Operating Partnership to common stock		3	31,650					31,653
Contributions to consolidated joint venture						30,800		30,800
Reallocation of noncontrolling interests in the Operating Partnership					(168,439)			(168,439)
Issuance of common stock		17	185,304					185,321
Deferred compensation plan and stock awards, net		—	1,601	(3,115)				(1,514)
Amortization of deferred compensation plan			29,749					29,749
Balance at December 31, 2014	$221,932	$1,010	$5,289,479	$(320,471)	$1,752,404	$521,842	$(6,980)	$7,459,216

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2013	94,993,284	2,902,317	—	97,895,601	—	97,895,601

YTD share activity	2,331,916	1,070,699	—	3,402,615		3,402,615
Share Count at December 31, 2014 - Basic	97,325,200	3,973,016	—	101,298,216	—	101,298,216

Weighting factor	(1,551,682)	(458,804)	408,615	(1,601,871)		(1,601,871)
Weighted Average Share Count at December 31, 2014 - Diluted	95,773,518	3,514,212	408,615	99,696,345	—	99,696,345

Supplemental Information	Fourth Quarter 2014

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	December 31, 2014		September 30, 2014		December 31, 2013
	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Land and land interests	$1,511,239	$720,231	$1,333,820	$621,548	$1,943,275	$898,652
Buildings and improvements	4,093,817	1,884,057	3,825,624	1,663,426	5,370,424	2,391,671
Building leasehold	18,171	9,086	13,954	6,977	8,222	5,556
Buildings & improvements under capital lease	189,558	94,779	189,558	94,779	189,558	94,779
	5,812,785	2,708,153	5,362,956	2,386,730	7,511,479	3,390,658
Less accumulated depreciation	(537,153)	(243,535)	(512,807)	(206,085)	(665,458)	(287,177)
Net real estate	5,275,632	2,464,618	4,850,149	2,180,645	6,846,021	3,103,481

Cash and cash equivalents	116,869	51,498	97,874	41,852	96,818	40,711
Restricted cash	91,917	37,110	98,098	39,195	119,695	50,651
Debt and preferred equity investments, net	145,875	145,875	99,557	99,557	—	—
Tenant and other receivables, net of $2,238 reserve at 12/31/14	39,537	16,607	45,040	19,311	33,823	13,711
Deferred rents receivable, net of reserve for tenant credit loss of $2,911 at 12/31/14	130,833	54,057	124,947	49,930	118,396	45,612
Deferred costs, net	144,280	61,462	135,785	55,750	176,615	73,751
Other assets	141,256	65,726	144,933	58,823	281,935	122,544

Total Assets	$6,086,199	$2,896,953	$5,596,383	$2,545,063	$7,673,303	$3,450,461

Mortgage loans payable	$3,778,704	$1,601,340	$3,498,755	$1,394,788	$5,066,710	$2,134,677
Accrued interest and other liabilities	13,313	6,174	8,785	3,131	24,654	11,758
Accounts payable and accrued expenses	80,206	36,584	68,016	29,981	150,278	72,704
Deferred revenue	195,819	95,816	202,188	95,381	224,850	105,592
Capitalized lease obligations	180,551	90,276	179,924	89,962	178,119	89,060
Security deposits	15,683	7,520	15,514	7,463	19,059	8,902
Equity	1,821,923	1,059,243	1,623,201	924,357	2,009,633	1,027,768

Total Liabilities and Equity	$6,086,199	$2,896,953	$5,596,383	$2,545,063	$7,673,303	$3,450,461

Supplemental Information	Fourth Quarter 2014

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended December 31, 2014		Three Months Ended September 30, 2014		Three Months Ended December 31, 2013
	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$97,416	$41,742	$95,610	$39,879	$138,827	$59,147
Escalation and reimbursement revenues	8,336	3,669	8,772	3,847	12,406	5,218
Other income	9,916	6,251	10,449	6,081	14,640	6,466
Total Revenues, net	$115,668	$51,662	$114,831	$49,807	$165,873	$70,831

Expenses
Operating expenses	$18,861	$8,555	$18,530	$8,384	$28,606	$12,636
Ground rent	2,603	1,302	2,638	1,319	891	117
Real estate taxes	16,008	7,048	15,867	6,872	18,387	7,881
Total Operating Expenses	$37,472	$16,905	$37,035	$16,575	$47,884	$20,634

NOI	$78,196	$34,757	$77,796	$33,232	$117,989	$50,197
Cash NOI	$72,629	$30,286	$69,126	$29,123	$107,409	$45,938

Transaction related costs, net of recoveries	$(30)	$(29)	$501	$301	$808	$341
Interest expense, net of interest income	40,794	14,000	40,885	13,426	56,628	20,477
Amortization of deferred financing costs	2,899	1,310	2,837	1,240	4,638	2,506
Depreciation and amortization	30,007	12,985	28,324	11,910	47,952	20,786

Net Income	$4,526	$6,491	$5,249	$6,355	$7,963	$6,087

Add: Real estate depreciation	29,991	12,977	28,306	11,902	47,939	20,780
FFO Contribution	$34,517	$19,468	$33,555	$18,257	$55,902	$26,867

FAD Adjustments:
Add: Non real estate depreciation and amortization	$2,915	$1,320	$2,855	$1,249	$4,651	$2,512
Less: Straight-line rental income and other non-cash adjustments	(8,435)	(3,904)	(9,302)	(4,418)	(11,902)	(4,902)
Less: Second cycle tenant improvement	(8,008)	(3,688)	(3,373)	(1,461)	(2,785)	(1,471)
Less: Second cycle leasing commissions	(241)	(23)	(1,369)	(588)	(27,667)	(13,788)
Less: Recurring CAPEX	(3,699)	(1,808)	(1,397)	(667)	(777)	(455)
FAD Adjustment	$(17,468)	$(8,103)	$(12,586)	$(5,885)	$(38,480)	$(18,104)

First cycle tenant improvement	$9,499	$4,798	$10,332	$4,828	$7,353	$3,126
First cycle leasing commissions	$2,685	$1,339	$3,814	$1,928	$3,984	$1,915
Redevelopment costs	$46,238	$23,427	$33,669	$16,730	$61,156	$25,860
Capitalized interest	$12,024	$5,821	$10,801	$5,386	$8,954	$4,436

Supplemental Information	Fourth Quarter 2014

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Twelve Months Ended December 31, 2014		Twelve Months Ended December 31, 2013
	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$448,477	$191,070	$539,528	$225,350
Escalation and reimbursement revenues	34,890	15,337	46,003	18,707
Other income	38,765	22,657	43,118	19,947
Total Revenues, net	$522,132	$229,064	$628,649	$264,004

Expenses
Operating expenses	$82,436	$37,283	$114,633	$48,951
Ground rent	9,898	4,909	2,863	117
Real estate taxes	64,217	28,055	71,755	30,018
Total Operating Expenses	$156,551	$70,247	$189,251	$79,086

NOI	$365,581	$158,817	$439,398	$184,918
Cash NOI	$328,849	$141,061	$406,908	$172,070

Transaction related costs, net of recoveries	$535	$372	$808	$356
Interest expense, net of interest income	178,743	61,556	225,765	79,896
Amortization of deferred financing costs	12,395	6,008	17,092	9,637
Depreciation and amortization	137,793	59,414	192,504	79,640
Loss on early extinguishment of debt	6,743	3,382	—	—

Net Income	$29,372	$28,085	$3,229	$15,389

Add: Real estate depreciation	137,724	59,379	192,475	79,629
FFO Contribution	$167,096	$87,464	$195,704	$95,018

FAD Adjustments:
Add: Non real estate depreciation and amortization	$11,375	$5,003	$17,121	$9,648
Less: Straight-line rental income and other non-cash adjustments	(41,008)	(17,865)	(37,422)	(15,280)
Less: Second cycle tenant improvement	(21,668)	(10,215)	(10,341)	(4,889)
Less: Second cycle leasing commissions	(16,280)	(7,876)	(37,045)	(17,903)
Less: Recurring CAPEX	(7,081)	(3,401)	(2,711)	(1,252)
FAD Adjustment	$(74,662)	$(34,354)	$(70,398)	$(29,676)

First cycle tenant improvement	$28,163	$9,576	$27,998	$12,983
First cycle leasing commissions	$13,185	$6,117	$12,676	$6,008
Redevelopment costs	$169,787	$84,295	$185,007	$86,394
Capitalized interest	$45,626	$22,509	$34,829	$16,905

Supplemental Information	Fourth Quarter 2014

SELECTED FINANCIAL DATA Property NOI and Components of Consolidated Debt Service and Fixed Charges Unaudited (Dollars in Thousands)

		Three Months Ended		Three Months Ended	Twelve Months Ended
		December 31,	December 31,	September 30,	December 31,	December 31,
		2014	2013	2014	2014	2013
	Property NOI

	Property operating NOI	$200,904	$165,026	$199,372	$753,009	$641,132
	NOI from discontinued operations	5,441	14,120	7,750	37,790	64,906
	Total property operating NOI - consolidated	206,345	179,146	207,122	790,799	706,038
	SLG share of property NOI from JVs	34,757	50,197	33,232	158,817	184,918
	NOI	$241,102	$229,343	$240,354	$949,616	$890,956

Less:	Free rent (net of amortization)	1,613	2,199	4,939	10,152	9,712
	Net FAS 141 adjustment	5,345	3,962	5,816	21,368	9,803
	Straightline revenue adjustment	15,381	15,900	15,929	64,851	63,669

Plus:	Allowance for S/L tenant credit loss	525	741	—	(1,731)	2,682
	Ground lease straight-line adjustment	705	1,358	687	4,719	4,681
	Cash NOI	$219,993	$209,381	$214,357	$856,233	$815,135

	Components of Consolidated Debt Service and Fixed Charges

	Interest expense	$82,645	$82,795	85,250	$330,053	330,676
	Principal amortization payments	11,185	10,214	11,261	43,914	42,097
	Total Consolidated Debt Service	$93,830	$93,009	$96,511	$373,967	$372,773

	Payments under ground lease arrangements	$7,652	$8,846	$7,612	$32,154	35,289
	Dividends on preferred units	800	568	820	2,750	2,260
	Dividends on perpetual preferred shares	3,738	3,738	3,738	14,952	21,883
	Total Consolidated Fixed Charges	$106,020	$106,161	$108,681	$423,823	$432,205

Supplemental Information	Fourth Quarter 2014

SELECTED FINANCIAL DATA 2014 Same Store - Consolidated Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2014	2013	%	2014	2014	2013	%
Revenues
	Rental revenue, net	$249,541	$241,535	3.3%	$246,183	$983,181	$955,906	2.9%
	Escalation & reimbursement revenues	41,837	38,463	8.8%	40,725	153,430	147,990	3.7%
	Other income	1,832	1,363	34.4%	1,320	5,131	5,668	-9.5%
	Total Revenues	$293,210	$281,361	4.2%	$288,228	$1,141,742	$1,109,564	2.9%
Expenses
	Operating expenses	$61,946	$61,318	1.0%	$62,841	$247,445	$246,811	0.3%
	Ground rent	8,283	8,214	0.8%	8,283	33,133	32,948	0.6%
	Real estate taxes	54,929	49,579	10.8%	51,525	202,470	192,526	5.2%
	Transaction related costs, net of recoveries	32	55	0.0%	—	104	135	0.0%
		$125,190	$119,166	5.1%	$122,649	$483,152	$472,420	2.3%

	Operating Income	$168,020	$162,195	3.6%	$165,579	$658,590	$637,144	3.4%

	Interest expense & amortization of financing costs	$51,485	$54,022	-4.7%	$53,787	$212,052	$217,337	-2.4%
	Depreciation & amortization	78,080	76,081	2.6%	76,685	307,489	299,564	2.6%

	Income before noncontrolling interest	$38,455	$32,092	19.8%	$35,107	$139,049	$120,243	15.6%
Plus:	Real estate depreciation & amortization	78,069	76,070	2.6%	76,674	307,444	299,520	2.6%

	FFO Contribution	$116,524	$108,162	7.7%	$111,781	$446,493	$419,763	6.4%

Less:	Non—building revenue	420	448	-6.3%	159	997	1,683	-40.8%

Plus:	Transaction related costs, net of recoveries	32	55	0.0%	—	104	135	0.0%
	Interest expense & amortization of financing costs	51,485	54,022	-4.7%	53,787	212,052	217,337	-2.4%
	Non-real estate depreciation	11	11	0.0%	11	45	44	2.3%
	NOI	$167,632	$161,802	3.6%	$165,420	$657,697	$635,596	3.5%

Cash Adjustments
Less:	Free rent (net of amortization)	1,367	236	479.2%	3,961	7,588	3,404	122.9%
	Straightline revenue adjustment	10,189	9,769	4.3%	9,913	39,730	40,033	-0.8%
	Rental income - FAS 141	4,684	6,610	-29.1%	5,275	21,578	18,956	13.8%
Plus:	Ground lease straight-line adjustment	400	281	42.3%	400	1,602	1,143	40.2%
	Allowance for S/L tenant credit loss	526	742	-29.1%	(8)	(568)	3,080	-118.4%
	Cash NOI	$152,318	$146,210	4.2%	$146,663	$589,835	$577,426	2.1%

Operating Margins
	NOI to real estate revenue, net	57.2%	57.4%		57.4%	57.7%	57.2%
	Cash NOI to real estate revenue, net	51.9%	51.9%		50.9%	51.7%	52.0%

	NOI before ground rent/real estate revenue, net	60.0%	60.4%		60.3%	60.6%	60.2%
	Cash NOI before ground rent/real estate revenue, net	54.6%	54.7%		53.7%	54.5%	54.8%

Same-store properties include all properties that were owned in the same manner during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Supplemental Information	Fourth Quarter 2014

SELECTED FINANCIAL DATA 2014 Same Store - Joint Venture Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2014	2013	%	2014	2014	2013	%
Revenues
	Rental revenue, net	$30,771	$28,124	9.4%	$29,423	$117,711	$105,625	11.4%
	Escalation & reimbursement revenues	2,642	2,612	1.1%	2,925	10,200	9,309	9.6%
	Other income	198	344	-42.4%	516	1,236	2,151	-42.5%
	Total Revenues	$33,611	$31,080	8.1%	$32,864	$129,147	$117,085	10.3%
Expenses
	Operating expenses	$6,333	$5,566	13.8%	$6,033	$24,100	$22,634	6.5%
	Ground rent	—	—	0.0%	—	—	—	0.0%
	Real estate taxes	5,042	4,318	16.8%	4,880	18,669	16,496	13.2%
	Transaction related costs, net of recoveries	—	—	0.0%	—	—	2	0.0%
		$11,375	$9,884	15.1%	$10,913	$42,769	$39,132	9.3%

	Operating Income	$22,236	$21,196	4.9%	$21,951	$86,378	$77,953	10.8%

	Interest expense & amortization of financing costs	$8,658	$8,332	3.9%	$8,551	$33,794	$33,166	1.9%
	Depreciation & amortization	10,312	9,473	8.9%	9,925	39,458	35,232	12.0%

	Income before noncontrolling interest	$3,266	$3,391	-3.7%	$3,475	$13,126	$9,555	37.4%
Plus:	Real estate depreciation & amortization	10,303	9,466	8.8%	9,917	39,425	35,220	11.9%

	FFO Contribution	$13,569	$12,857	5.5%	$13,392	$52,551	$44,775	17.4%

Less:	Non—building revenue	38	(77)	-149.4%	122	240	99	142.4%

Plus:	Transaction related costs, net of recoveries	—	—	0.0%	—	—	2	-100.0%
	Interest expense & amortization of financing costs	8,658	8,332	3.9%	8,551	33,794	33,166	1.9%
	Non-real estate depreciation	9	7	0.0%	8	33	12	175.0%
	NOI	$22,198	$21,273	4.3%	$21,829	$86,138	$77,856	10.6%

Cash Adjustments
Less:	Free rent (net of amortization)	778	1,169	-33.4%	956	3,306	4,233	-21.9%
	Straightline revenue adjustment	1,403	1,580	-11.2%	730	5,161	5,826	-11.4%
	Rental income - FAS 141	543	439	23.7%	631	1,990	2,257	-11.8%
Plus:	Allowance for S/L tenant credit loss	—	148	-100.0%	—	63	414	-84.8%
	Cash NOI	$19,474	$18,233	6.8%	$19,512	$75,744	$65,954	14.8%

Operating Margins
	NOI to real estate revenue, net	66.1%	68.3%		66.7%	66.8%	66.6%
	Cash NOI to real estate revenue, net	58.0%	58.5%		59.6%	58.8%	56.4%

	NOI before ground rent/real estate revenue, net	66.1%	68.3%		66.7%	66.8%	66.6%
	Cash NOI before ground rent/real estate revenue, net	58.0%	58.0%		59.6%	58.7%	56.0%

Same-store properties include all properties that were owned in the same manner during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Supplemental Information	Fourth Quarter 2014

SELECTED FINANCIAL DATA 2014 Same Store - Combined Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2014	2013	%	2014	2014	2013	%
Revenues
	Rental revenue, net	$280,312	$269,659	4.0%	$275,606	$1,100,892	$1,061,531	3.7%
	Escalation & reimbursement revenues	44,479	41,075	8.3%	43,650	163,630	157,299	4.0%
	Other income	2,030	1,707	18.9%	1,836	6,367	7,819	-18.6%
	Total Revenues	$326,821	$312,441	4.6%	$321,092	$1,270,889	$1,226,649	3.6%
Expenses
	Operating expenses	$68,279	$66,884	2.1%	$68,874	$271,545	$269,445	0.8%
	Ground rent	8,283	8,214	0.8%	8,283	33,133	32,948	0.6%
	Real estate taxes	59,971	53,897	11.3%	56,405	221,139	209,022	5.8%
	Transaction related costs	32	55	0.0%	—	104	137	-24.1%
		$136,565	$129,050	5.8%	$133,562	$525,921	$511,552	2.8%

	Operating Income	$190,256	$183,391	3.7%	$187,530	$744,968	$715,097	4.2%

	Interest expense & amortization of financing costs	$60,143	$62,354	-3.5%	$62,338	$245,846	$250,503	-1.9%
	Depreciation & amortization	88,392	85,554	3.3%	86,610	346,947	334,796	3.6%

	Income before noncontrolling interest	$41,721	$35,483	17.6%	$38,582	$152,175	$129,798	17.2%
Plus:	Real estate depreciation & amortization	88,372	85,536	3.3%	86,591	346,869	334,740	3.6%

	FFO Contribution	$130,093	$121,019	7.5%	$125,173	$499,044	$464,538	7.4%

Less:	Non—building revenue	458	371	23.5%	281	1,237	1,782	-30.6%

Plus:	Transaction related costs, net of recoveries	32	55	—	—	104	137	-24.1%
	Interest expense & amortization of financing costs	60,143	62,354	-3.5%	62,338	245,846	250,503	-1.9%
	Non-real estate depreciation	20	18	11.1%	19	78	56	39.3%
	NOI	$189,830	$183,075	3.7%	$187,249	$743,835	$713,452	4.3%

Cash Adjustments
Less:	Free rent (net of amortization)	2,145	1,405	52.7%	4,917	10,894	7,637	42.6%
	Straightline revenue adjustment	11,592	11,349	2.1%	10,643	44,891	45,859	-2.1%
	Rental income - FAS 141	5,227	7,049	-25.8%	5,906	23,568	21,213	11.1%
Plus:	Ground lease straight-line adjustment	400	281	42.3%	400	1,602	1,143	40.2%
	Allowance for S/L tenant credit loss	526	890	-40.9%	(8)	(505)	3,494	-114.5%
	Cash NOI	$171,792	$164,443	4.5%	$166,175	$665,579	$643,380	3.5%

Operating Margins
	NOI to real estate revenue, net	58.1%	58.6%		58.3%	58.5%	58.2%
	Cash NOI to real estate revenue, net	52.6%	52.6%		51.7%	52.4%	52.5%

	NOI before ground rent/real estate revenue, net	60.6%	61.2%		60.9%	61.1%	60.9%
	Cash NOI before ground rent/real estate revenue, net	54.9%	55.0%		54.3%	55.0%	54.9%

Same-store properties include all properties that were owned in the same manner during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Supplemental Information	Fourth Quarter 2014

DEBT SUMMARY SCHEDULE - Consolidated Unaudited (Dollars in Thousands)

	Principal			2015				As-Of
	Outstanding			Principal	Maturity		Due at	Right	Earliest
	12/31/2014 (1)	Coupon (2)		Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
711 Third Avenue	$120,000	4.99%		—	Jun-15		120,000	—	Open
500 West Putnam Avenue	22,968	5.52%		593	Jan-16		22,376	—	Open
1-6 Landmark Square	81,269	4.00%		1,707	Dec-16		77,936	—	Open
485 Lexington Avenue	450,000	5.61%		—	Feb-17		450,000	—	Open
120 West 45th Street	170,000	6.12%		—	Feb-17		170,000	—	Open
762 Madison Avenue (swapped)	8,045	3.75%		173	Feb-17		7,679	—	Open
885 Third Avenue	267,650	6.26%		—	Jul-17		267,650	—	Open
388-390 Greenwich Street (swapped)	1,004,000	3.25%		—	Jun-18	(3)	1,004,000	Jun-21	Jun-15
1 Madison Avenue	565,742	5.91%		22,925	May-20		404,531	—	Open
100 Church Street	228,612	4.68%		3,513	Jul-22		197,784	—	Open
919 Third Avenue	500,000	5.12%		—	Jun-23		441,594	—	Open
400 East 57th Street	68,896	4.13%		1,146	Feb-24		46,195	—	Open
400 East 58th Street	29,527	4.13%		491	Feb-24		19,798	—	Open
420 Lexington Avenue	300,000	3.99%		—	Oct-24		272,749	—	Mar-18
1515 Broadway	900,000	3.93%		—	Mar-25		737,436	—	Feb-15
	$4,716,709	4.60%		$30,548			$4,239,728
Unsecured fixed rate debt
Unsecured notes	$255,250	6.00%		$—	Mar-16		$255,308	—	Open
Convertible notes	309,069	3.00%		—	Oct-17		345,000	—	Open
1745 Broadway	16,000	4.81%		—	Jun-18		16,000	—	Open
Unsecured notes	249,744	5.00%		—	Aug-18		250,000	—	Open
Term loan (swapped)	30,000	3.70%		—	Jun-19	(4)	30,000	—	Open
Unsecured notes	250,000	7.75%		—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%		—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%		—	Jun-25	(5)	7	—	Jun-15
Convertible notes	10,008	3.00%		—	Mar-27	(6)	10,008	—	Mar-17
Junior subordinated deferrable interest debentures	100,000	5.61%		—	Jul-35		100,000	—	Open
Series J Preferred Units	4,000	3.75%		—	Apr-51		4,000	—	Open
	$1,424,078	5.15%		$—			$1,460,323

Total Fixed Rate Debt/Wtd Avg	$6,140,787	4.73%		$30,548			$5,700,051
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 325 bps)	$100,000	3.42%		$—	Dec-15		$100,000	—	Open
388-390 Greenwich Street (LIBOR + 175 bps)	446,000	1.92%		—	Jun-18		446,000	Jun-21	Jun-15
248-252 Bedford Avenue (LIBOR + 150 bps)	29,000	1.67%		—	Jun-19		28,317	—	Open
220 East 42nd St. (LIBOR + 160 bps)	275,000	1.76%		—	Oct-20		275,000	—	Open
	$850,000	2.03%		$—			$849,317
Unsecured floating rate debt
Revolving credit facility (LIBOR + 125 bps)	$385,000	1.42	%(7)	$—	Mar-19	(7)	$385,000	Mar-20	Open
Term loan (LIBOR + 140 bps)	803,000	1.57%		—	Jun-19		803,000	—	Open
	$1,188,000	1.52%		$—			$1,188,000

Total Floating Rate Debt/Wtd Avg	$2,038,000	1.74%		$—			$2,037,317

Total Debt/Wtd Avg - Consolidated	$8,178,787	3.98%		$30,548			$7,737,368

Total Debt/Wtd Avg - Joint Venture	$1,601,340	4.27%

Total Debt including SLG’s share of JV Debt/Wtd Avg	$9,780,127	4.03%

Weighted Average Balance & Interest Rate for the quarter, including SLG’s share of JV Debt	$10,014,742	4.04%

(1) Excludes mortgage related to 180 Maiden Lane, which was held for sale as of December 31, 2014 and closed in January 2015.

(2) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(3) The interest rate swaps mature in December 2017.

(4) The interest rate swap matures in June 2016.

(5) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

(6) Notes can be put to the Company, at the option of the holder, on March 30, 2017.

(7) Reflects the modification closed in January 2015.

Supplemental Information	Fourth Quarter 2014

DEBT SUMMARY SCHEDULE - Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Principal Outstanding			2015			As-Of
	12/31/2014			Principal	Maturity	Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon (1)	Amortization	Date	Maturity	Extension	Prepayment
Fixed rate debt
7 Renaissance	$2,147	$1,074	10.00%	$—	Dec-15	$1,074	—	Open
11 West 34th Street (swapped)	16,905	5,072	4.82%	95	Jan-16	4,977	—	Open
280 Park Avenue	700,171	350,086	6.57%	3,604	Jun-16	344,899	—	Open
1745 Broadway	340,000	193,358	5.68%	—	Jan-17	193,358	—	Open
Jericho Plaza	163,750	33,176	5.65%	—	May-17	33,176	—	Open
800 Third Avenue (swapped)	20,910	8,981	6.00%	—	Aug-17	8,981	—	Open
315 West 36th Street (swapped)	25,000	8,875	3.16%	—	Dec-17	8,670	—	Open
521 Fifth Avenue (swapped)	170,000	85,850	2.86%	—	Nov-19	85,850	—	Open
717 Fifth Avenue (mortgage)	300,000	32,748	4.45%	—	Jul-22	32,748	—	Aug-15
21 East 66th Street	12,000	3,874	3.60%	—	Apr-23	3,874	—	Open
717 Fifth Avenue (mezzanine)	314,381	34,318	9.00%	—	Jul-24	50,965	—	Open
Total Fixed Rate Debt/Wtd Avg	$2,065,264	$757,412	5.83%	$3,699		$768,572

Floating rate debt
Meadows (LIBOR + 575 bps)	$67,350	$33,675	7.75%	$—	Sep-15	$33,675	—	Open
3 Columbus Circle (LIBOR + 210 bps)	230,974	112,946	2.36%	4,063	Apr-16	107,898	—	Open
1552 Broadway (LIBOR + 408 bps)	184,210	92,105	4.25%	—	Apr-16	92,105	—	Open
Mezzanine Debt (LIBOR + 90 bps)	30,000	15,000	1.07%	—	Jun-16	15,000	—	Open
650 Fifth Avenue (LIBOR + 350 bps)	65,000	32,500	3.67%	—	Oct-16	32,500	—	Open
175-225 3rd Street (Prime + 100 bps)	40,000	38,000	4.25%	—	Dec-16	38,000	—	Open
10 East 53rd Street (LIBOR + 250 bps)	125,000	68,750	2.67%	—	Feb-17	68,750	—	Open
724 Fifth Avenue (LIBOR + 242 bps)	275,000	137,500	2.59%	—	Apr-17	137,500	—	Open
33 Beekman (LIBOR + 275 bps)	52,283	23,998	2.92%	28	Aug-17	23,820	—	Open
600 Lexington Avenue (LIBOR + 200 bps)	116,739	64,206	2.26%	2,137	Oct-17	58,615	—	Open
55 West 46th Street (LIBOR + 230 bps)	150,000	37,500	2.47%	—	Oct-17	37,500	—	Open
121 Greene Street (LIBOR + 150 bps)	15,000	7,500	1.67%	—	Nov-19	7,500	—	Open
100 Park Avenue (LIBOR + 175 bps)	360,000	179,640	1.92%	—	Feb-21	175,859	—	Feb-16
21 East 66th Street (T 12 mos + 275 bps)	1,883	608	2.88%	25	Jun-33	4	—	Open
Total Floating Rate Debt/Wtd Avg	$1,713,439	$843,928	2.87%	$6,253		$828,726

Total Joint Venture Debt/Wtd Avg	$3,778,703	$1,601,340	4.27%	$9,952		$1,597,298

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

Covenants

SL GREEN REALTY CORP.
Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	47.5	x	Less than 60%
Fixed Charge Coverage	2.27	x	Greater than 1.5x

Unsecured Notes Covenants
	Actual		Required
Total Debt / Total Assets	36.7%		Less than 60%
Secured Debt / Total Assets	19.1%		Less than 40%
Debt Service Coverage	3.06	x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	465.3%		Greater than 150%

Composition of Debt
Fixed Rate Debt
Consolidated	$6,140,787
SLG Share of JV	757,412
Total Fixed Rate Debt	$6,898,199	70.5%

Floating Rate Debt
Consolidated	$2,038,000
SLG Share of JV	843,928
	2,881,928
Debt & Preferred Equity Investments	(719,819)
Total Floating Rate Debt	$2,162,109	22.1%

Total Debt	$9,780,127

Supplemental Information	Fourth Quarter 2014

DEBT SUMMARY SCHEDULE - Reckson Operating Partnership Unaudited (Dollars in Thousands)

Consolidated

	Principal			2015				As-Of
	Outstanding			Principal	Maturity		Due at	Right	Earliest
	12/31/2014	Coupon (1)		Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	$500,000	5.12%		$—	Jun-23		$441,594	—	Open
	$500,000	5.12%		$—			$441,594

Unsecured fixed rate debt
Unsecured notes	$255,250	6.00%		$—	Mar-16		$255,308	—	Open
Unsecured notes	249,744	5.00%		—	Aug-18		250,000	—	Open
Term loan (swapped)	30,000	3.70%		—	Jun-19	(2)	30,000	—	Open
Unsecured notes	250,000	7.75%		—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%		—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%		—	Jun-25	(3)	7	—	Jun-15
	$985,001	5.82%		$—			$985,315

Total Fixed Rate Debt/Wtd Avg	$1,485,001	5.58%		$—			$1,426,909

Floating rate debt

Unsecured floating rate debt
Revolving credit facility (LIBOR + 125 bps)	$385,000	1.42	%(4)	$—	Mar-19	(4)	$385,000	Mar-20	Open
Term loan (LIBOR + 140 bps)	803,000	1.57%		—	Jun-19		803,000	—	Open
Total Floating Rate Debt/Wtd Avg	$1,188,000	1.52%		$—			$1,188,000

Total Debt/Wtd Avg - Consolidated	$2,673,001	3.78%		$—			$2,614,909

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) The interest rate swap matures in June 2016.

(3) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

(4) Reflects the modification closed in January 2015.

Covenants

RECKSON OPERATING PARTNERSHIP, L.P.
Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	47.0%		Less than 60%
Fixed Charge Coverage	2.88	x	Greater than 1.5x
Secured Debt / Total Assets	7.6%		Less than 40%
Unsecured Debt / Unencumbered Assets	49.7%		Less than 60%

Supplemental Information	Fourth Quarter 2014

SUMMARY OF GROUND LEASE ARRANGEMENTS (Dollars in Thousands)

					Deferred
	2015 Scheduled	2016 Scheduled	2017 Scheduled	2018 Scheduled	Land Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations(1)	Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,100	418	2027	(3)
711 Third Avenue	5,250	5,354	5,500	5,500	797	2033	(4)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	10,899	10,899	10,899	10,899	—	2050	(5)
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	105	122	209	209	—	2111

Total	$30,491	$30,612	$30,845	$30,845	$1,215

Capitalized Lease
1080 Amsterdam Avenue	$145	$170	$291	$291	$20,822	2111

Unconsolidated Joint Venture Ground Lease Arrangement (SLG Share)

Operating Lease
650 Fifth Avenue	$1,167	$1,167	$1,167	$1,183	$—	2062

Capitalized Lease
650 Fifth Avenue	$6,086	$6,086	$6,086	$6,169	$90,276	2062

(1) Per the balance sheet at December 31, 2014.

(2) Subject to renewal at the Company’s option through 2054.

(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.

(5) Subject to two 15-year renewals at the Company’s option through 2080.

Supplemental Information	Fourth Quarter 2014

DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands)

		Weighted Average Book	Weighted Average	Current
	Book Value(1)	Value During Quarter	Yield During Quarter	Yield(3)

12/31/2013	$1,304,839	$1,304,034	11.27%	11.31%

Debt originations/accretion(2)	142,394
Preferred Equity originations/accretion	44,109
Redemptions/Sales/Syndications/Amortization	2,383
3/31/2014	$1,493,725	$1,359,250	10.63%	10.42%

Debt originations/accretion(2)	232,217
Preferred Equity originations/accretion	3,986
Redemptions/Sales/Syndications/Amortization(4)	(182,120)
6/30/2014	$1,547,808	$1,416,582	10.63%	10.47%

Debt originations/accretion(2)	169,424
Preferred Equity originations/accretion	3,324
Redemptions/Sales/Syndications/Amortization	(287,605)
9/30/2014	$1,432,951	$1,456,997	10.53%	10.48%

Debt originations/accretion(2)	199,997
Preferred Equity originations/accretion	4,256
Redemptions/Sales/Syndications/Amortization	(228,400)	$1,395,624	10.51%	10.38%
12/31/2014	$1,408,804

(1) Net of unamortized fees, discounts, and premiums.

(2) Accretion includes original issue discounts and/or compounding investment income.

(3) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(4) Reflects the reclassification of a debt and preferred equity investment originated during the first quarter of 2014 to investment in unconsolidated joint ventures. As of December 31, 2014 the investment had a book value of $99.6 million.

Supplemental Information	Fourth Quarter 2014

DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands, Except Per Square Foot Amounts)

			Weighted Average	Weighted Average	Current
Type of Investment	Book Value(1)(2)	Senior Financing	Exposure PSF	Yield During Quarter	Yield(3)

New York City

Senior Mortgage Debt	$150,563	$—	$561	6.64%	6.65%

Junior Mortgage Participation	179,460	2,011,267	$1,682	9.83%	9.80%

Mezzanine Debt	945,786	3,662,399	$1,102	11.55%	11.02%

Preferred Equity	132,995	620,000	$289	9.97%	10.89%

Balance as of 12/31/14	$1,408,804	$6,293,666	$1,020	10.51%	10.38%

Current Maturity Profile(3)

(1)         Net of unamortized fees, discounts, and premiums.

(2)         Approximately 48.5% of our investments are indexed to LIBOR.

(3)         Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(4)         The weighted average maturity of the outstanding balance is 2.02 years. Approximately 51.2% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension.

Supplemental Information	Fourth Quarter 2014

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value(1)	Property		Senior		Current
Investment Type	12/31/14	Type	Location	Financing	Last $ PSF	Yield(2)

Preferred Equity	$123,041	Office	New York City	$550,000	$291	11.05%

Mortgage and Mezzanine	109,527	Retail Land	New York City	—	$373	7.06%

Mezzanine Loan	99,023	Residential	New York City	360,000	$842	8.09%

Jr. Mortgage Participation and Mezzanine	98,934	Office	New York City	1,109,000	$1,169	9.60%

Mezzanine Loan	73,402	Office	New York City	775,000	$1,081	18.45%

Mezzanine Loan	71,656	Office/Retail	New York City	165,000	$1,985	9.87%

Jr. Mortgage Participation and Mezzanine	70,688	Office/Retail	New York City	205,000	$397	11.17%

Mezzanine Loan	65,770	N/A(3)	N/A(3)	—	$—	10.88%

Mezzanine Loan	49,629	Residential Construction	New York City	539,000	$512	16.07%

Mezzanine Loan	49,614	Office	New York City	110,000	$481	11.96%

Total	$811,284			$3,813,000		10.90%

(1) Net of unamortized fees, discounts, and premiums.

(2) Calculated based on interest, fees and amortized discounts recognized in the last month of the quarter.

(3) The loan is collateralized by defeasance securities.

Supplemental Information	Fourth Quarter 2014

SELECTED PROPERTY DATA Manhattan Operating Properties

			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-14		Sep-14	Jun-14	Mar-14	Dec-13	Cash Rent ($’s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
100 Church Street	Downtown	Fee Interest	1	1,047,500	4	98.7		98.7	98.7	98.7	98.7	38,229,624	3.7	3.2	18
110 East 42nd Street	Grand Central	Fee Interest	1	215,400	1	98.8		88.7	83.2	83.6	86.5	10,364,856	1.0	0.9	22
120 West 45th Street	Midtown	Fee Interest	1	440,000	2	95.6		94.5	93.3	92.6	85.2	24,519,168	2.4	2.0	40
125 Park Avenue	Grand Central	Fee Interest	1	604,245	2	80.4		81.9	70.8	82.2	82.0	29,298,864	2.8	2.4	22
220 East 42nd Street	Grand Central	Fee Interest	1	1,135,000	4	92.2		92.0	91.5	91.5	91.5	48,059,376	4.7	4.0	32
304 Park Avenue South	Midtown South	Fee Interest	1	215,000	1	91.9		90.5	90.5	100.0	98.8	11,976,660	1.2	1.0	13
420 Lexington Ave (Graybar)	Grand Central North	Leasehold Interest	1	1,188,000	4	96.5		96.7	95.0	85.5	85.8	70,997,604	6.9	5.9	215
461 Fifth Avenue (1)	Midtown	Leasehold Interest	1	200,000	1	96.5		96.5	96.5	99.3	99.4	16,606,080	1.6	1.4	12
485 Lexington Avenue	Grand Central North	Fee Interest	1	921,000	3	100.0		100.0	100.0	100.0	100.0	56,904,228	5.5	4.7	24
555 West 57th Street	Midtown West	Fee Interest	1	941,000	3	99.9		99.9	99.9	99.9	99.9	37,381,476	3.6	3.1	10
609 Fifth Avenue	Rockefeller Center	Fee Interest	1	160,000	1	81.3		81.3	79.0	79.0	77.8	14,085,768	1.4	1.2	13
625 Madison Avenue	Plaza District	Leasehold Interest	1	563,000	2	92.1		92.1	92.1	92.1	92.1	47,157,372	4.6	3.9	21
641 Sixth Avenue	Midtown South	Fee Interest	1	163,000	1	92.1		92.1	92.1	92.1	92.1	8,521,524	0.8	0.7	7
711 Third Avenue (2)	Grand Central North	Leasehold Interest	1	524,000	2	80.6		80.6	80.6	71.9	88.4	24,748,644	2.4	2.1	17
750 Third Avenue	Grand Central North	Fee Interest	1	780,000	3	96.7		96.7	96.4	96.4	95.8	43,606,644	4.2	3.6	30
810 Seventh Avenue	Times Square	Fee Interest	1	692,000	3	81.0		83.4	84.2	85.1	92.0	36,652,068	3.6	3.1	41
919 Third Avenue (3)	Grand Central North	Fee Interest	1	1,454,000	5	90.3		90.3	90.3	90.3	90.3	84,800,004		3.6	11
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1	1,062,000	4	99.9		99.9	99.9	99.9	95.2	87,476,904	8.5	7.3	19
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	1	562,000	2	96.9		99.9	95.7	95.7	99.5	39,094,292	3.8	3.3	36
1515 Broadway	Times Square	Fee Interest	1	1,750,000	6	99.6		100.0	100.0	100.0	100.0	111,268,968	10.8	9.3	12
1 Madison Avenue	Park Avenue South	Fee Interest	1	1,176,900	4	100.0		100.0	100.0	100.0	100.0	68,520,156	6.7	5.7	2

Subtotal / Weighted Average			21	15,794,045	57%	94.8%		94.9%	94.1%	93.7%	94.2%	$910,270,281	80.1%	72.4%	617

“Non Same Store”
388 & 390 Greenwich Street	Downtown	Fee Interest	2	2,635,000	10	100.0		100.0	100.0	100.0	100.0	111,016,908	10.8	9.3	1

Subtotal / Weighted Average			2	2,635,000	10%	100.0%		100.0%	100.0%	100.0%	100.0%	$111,016,908	10.8%	9.3%	1

Total / Weighted Average Consolidated Properties			23	18,429,045	67%	95.5%		95.6%	94.9%	94.6%	95.0%	$1,021,287,189	90.9%	81.7%	618

UNCONSOLIDATED PROPERTIES
“Same Store”
3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	1	530,981	2	79.5		79.5	73.8	73.2	70.7	34,575,816		1.4	24
100 Park Avenue - 50%	Grand Central South	Fee Interest	1	834,000	3	96.0		96.0	96.5	96.5	95.1	57,406,716		2.4	39
315 West 36th Street - 35.5%	Times Square South	Fee Interest	1	147,619	1	99.2		99.2	99.2	99.2	99.2	5,129,700		0.2	6
521 Fifth Avenue - 50.5%	Grand Central	Fee Interest	1	460,000	2	99.3		99.3	95.6	95.4	94.4	27,807,180		1.2	45
600 Lexington Avenue - 55%	East Side	Fee Interest	1	303,515	1	89.2		89.2	75.7	75.7	75.5	20,617,776		0.9	35
800 Third Avenue - 42.95%	Grand Central North	Fee Interest	1	526,000	2	94.8		94.8	93.5	93.5	95.4	30,160,800		1.1	39
1745 Broadway - 56.87%	Midtown	Fee Interest	1	674,000	2	100.0		100.0	100.0	100.0	100.0	40,227,156		1.9	1

Total / Weighted Average Unconsolidated Properties			7	3,476,115	13%	94.0%		94.0%	91.4%	91.3%	90.7%	$215,925,144		9.1%	189

Manhattan Operating Properties Grand Total / Weighted Average			30	21,905,160	80%	95.3%		95.4%	94.4%	94.1%	94.3%	$1,237,212,333			807
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,088,380,812		90.8%
Manhattan Operating Properties Same Store Occupancy %				19,270,160	88%	94.7	%(4)	94.8%	93.6%	93.3%	93.5%

(1) SL Green holds an option to acquire the fee interest.

(2) SL Green owns 50% of the fee interest.

(3) SL Green holds a 51% interest in this consolidated joint venture asset.

(4) Manhattan same-store occupancy, inclusive of 211,104 square feet of leases signed but not yet commenced, is 95.7% as of December 31, 2014, as compared to 95.3% at December 31, 2013 and 95.3% at September 30, 2014.

Supplemental Information	Fourth Quarter 2014

SELECTED PROPERTY DATA Suburban Operating Properties

			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-14		Sep-14	Jun-14	Mar-14	Dec-13	Cash Rent ($’s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
“Same Store” Westchester, New York
1100 King Street - 1 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	74.8		74.8	74.8	74.8	74.8	1,752,264	0.2	0.1	2
1100 King Street - 2 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	30.3		47.9	47.9	47.9	47.0	718,512	0.1	0.1	2
1100 King Street - 3 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	21.7		21.7	57.2	57.2	57.2	773,652	0.1	0.1	2
1100 King Street - 4 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	85.8		84.6	84.6	83.9	83.9	1,978,776	0.2	0.2	10
1100 King Street - 5 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	92.0		92.0	92.0	81.8	82.6	1,937,148	0.2	0.2	8
1100 King Street - 6 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	56.7		56.7	50.8	50.8	88.0	1,533,816	0.1	0.1	3
520 White Plains Road	Tarrytown, New York	Fee Interest	1	180,000	1	76.2		75.2	57.5	55.8	57.8	3,550,248	0.3	0.3	11
115-117 Stevens Avenue	Valhalla, New York	Fee Interest	1	178,000	1	75.1		74.3	74.8	74.8	73.4	2,753,964	0.3	0.2	10
100 Summit Lake Drive	Valhalla, New York	Fee Interest	1	250,000	1	72.9		70.7	70.7	70.7	70.7	4,372,248	0.4	0.4	10
200 Summit Lake Drive	Valhalla, New York	Fee Interest	1	245,000	1	80.2		80.2	80.2	80.2	80.2	4,645,920	0.5	0.4	8
500 Summit Lake Drive	Valhalla, New York	Fee Interest	1	228,000	1	97.8		97.8	96.5	90.3	90.3	4,987,236	0.5	0.4	7
140 Grand Street	White Plains, New York	Fee Interest	1	130,100	0	100.0		95.7	95.7	93.6	93.6	4,123,920	0.4	0.3	15
360 Hamilton Avenue	White Plains, New York	Fee Interest	1	384,000	1	92.3		90.9	90.2	90.2	89.3	12,840,336	1.2	1.1	19
Westchester, New York Subtotal/Weighted Average			13	2,135,100	9%	78.8%		78.6%	78.1%	76.7%	78.1%	$45,968,040	4.5%	3.8%	107

“Same Store” Connecticut
1 Landmark Square	Stamford, Connecticut	Fee Interest	1	312,000	1	95.8		93.1	95.9	95.1	93.8	8,806,908	0.9	0.7	65
2 Landmark Square	Stamford, Connecticut	Fee Interest	1	46,000	0	87.8		81.7	57.3	57.3	54.9	963,300	0.1	0.1	8
3 Landmark Square	Stamford, Connecticut	Fee Interest	1	130,000	0	48.4		51.7	55.1	55.1	55.1	1,925,160	0.2	0.2	15
4 Landmark Square	Stamford, Connecticut	Fee Interest	1	105,000	0	87.6		85.1	87.6	87.6	84.9	2,866,584	0.3	0.2	13
5 Landmark Square	Stamford, Connecticut	Fee Interest	1	61,000	0	99.0		98.8	98.8	98.7	99.0	970,344	0.1	0.1	10
6 Landmark Square	Stamford, Connecticut	Fee Interest	1	172,000	1	87.1		87.1	83.6	83.4	83.4	3,758,412	0.4	0.3	5
7 Landmark Square	Stamford, Connecticut	Fee Interest	1	36,800	0	76.9		76.9	76.9	76.9	76.9	313,536	0.0	0.0	1
680 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	133,000	0	80.9		77.7	77.7	77.7	77.7	4,646,412		0.2	9
750 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	192,000	1	97.8		99.1	93.3	93.3	93.3	7,721,700		0.3	11
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	1	182,000	1	89.2		90.6	90.6	89.7	87.7	6,279,972	0.6	0.5	23
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	1	143,400	1	77.1		75.6	72.2	75.7	65.3	3,601,092	0.3	0.3	23
500 West Putnam Avenue	Greenwich, Connecticut	Fee Interest	1	121,500	0	53.8		53.8	53.8	57.0	57.0	2,978,136	0.3	0.2	10
Connecticut Subtotal/Weighted Average			12	1,634,700	5%	83.6%		82.9%	81.8%	82.1%	80.5%	$44,831,556	3.2%	3.2%	193

“Same Store” New Jersey
125 Chubb Way	Lyndhurst, New Jersey	Fee Interest	1	278,000	1	62.4		61.1	61.1	61.1	59.4	3,851,880	0.4	0.3	5
New Jersey Subtotal/Weighted Average			1	278,000	1%	62.4%		61.1%	61.1%	61.1%	59.4%	$3,851,880	0.4%	0.3%	5

“Non Same Store” Brooklyn, New York
16 Court Street	Brooklyn, New York	Fee Interest	1	317,600	1	94.7		94.4	93.8	90.3	87.2	11,572,848	1.1	1.0	67
Brooklyn, New York Subtotal/Weighted Average			1	317,600	1%	94.7%		94.4%	93.8%	90.3%	87.2%	$11,572,848	1.1%	1.0%	67

Total / Weighted Average Consolidated Properties			27	4,365,400	16%	80.7%		80.2%	79.6%	78.7%	78.5%	$106,224,324	9.1%	8.4%	372

UNCONSOLIDATED PROPERTIES
“Same Store”
The Meadows - 50%	Rutherford, New Jersey	Fee Interest	2	582,100	2	91.4		87.1	87.9	87.1	84.2	13,645,932		0.6	56
Jericho Plaza — 20.26%	Jericho, New York	Fee Interest	2	640,000	2	86.0		83.6	90.5	90.5	89.9	19,101,132		0.3	36
Total / Weighted Average Unconsolidated Properties			4	1,222,100	4%	88.6%		85.3%	89.3%	88.9%	87.2%	$32,747,064		0.9%	92

Suburban Operating Properties Grand Total / Weighted Average			31	5,587,500	20%	82.4%		81.3%	81.7%	80.9%	80.4%	$138,971,388			464
Suburban Operating Properties Grand Total - SLG share of Annualized Rent												$110,856,804		9.2%
Suburban Operating Properties Same Store Occupancy %				5,269,900	94%	81.7	%(2)	80.5%	81.0%	80.4%	80.0%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

(2) Suburban same-store occupancy, inclusive of 86,154 square feet of leases signed but not yet commenced, is 83.3% as of December 31, 2014, as compared to 80.9% at December 31, 2013 and 82.4% at September 30, 2014.

Supplemental Information	Fourth Quarter 2014

SELECTED PROPERTY DATA Retail, Development / Redevelopment & Land Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-14	Sep-14	Jun-14	Mar-14	Dec-13	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value		Tenants
“Same Store” Retail
11 West 34th Street - 30%	Herald Square/Penn Station	Fee Interest	1	17,150	2	100.0	100.0	100.0	100.0	100.0	2,450,412	1.3	15,482,405		1
19-21 East 65th Street - 80% (1)	Plaza District	Leasehold Interest	2	23,610	3	66.0	66.0	83.0	83.0	100.0	1,214,687	1.8	7,548,256		19
21 East 66th Street - 32.28%	Plaza District	Fee Interest	1	13,069	2	100.0	100.0	100.0	100.0	100.0	3,204,888	1.9	82,037,466		1
131-137 Spring Street	Soho	Fee Interest	2	68,342	9	92.0	92.0	92.0	92.0	100.0	4,548,411	8.3	135,900,882		11
717 Fifth Avenue - 10.92%	Midtown/Plaza District	Fee Interest	1	119,550	16	89.4	89.4	89.4	89.4	89.4	36,132,888	7.2	279,966,857		7
724 Fifth Avenue - 50%	Plaza District	Fee Interest	1	65,010	9	74.8	68.2	76.7	76.7	76.6	21,149,304	19.2	225,651,044		7
752 Madison Avenue - 80% (2)	Plaza District	Leasehold Interest	1	21,124	3	100.0	100.0	100.0	100.0	100.0	3,949,404	5.7	11,140,833	(5)	1
762 Madison Avenue - 80% (1)	Plaza District	Fee Interest	1	6,109	1	100.0	100.0	100.0	76.7	82.6	1,709,127	2.5	16,704,723		5
Williamsburg Terrace	Brooklyn, New York	Fee Interest	1	52,000	7	100.0	100.0	100.0	100.0	100.0	1,560,492	2.8	16,357,696		3
Subtotal/Weighted Average			11	385,964	52%	89.0%	88.0%	90.3%	90.0%	92.5%	$75,919,613	50.7%	$790,790,161		55

“Non Same Store” Retail
102 Greene Street	Soho	Fee Interest	1	9,200	1	100.0	N/A	N/A	N/A	N/A	633,132	1.2	32,250,000		3
115 Spring Street	Soho	Fee Interest	1	5,218	1	100.0	100.0	N/A	N/A	N/A	935,748	1.7	53,246,312		1
121 Greene Street - 50%	Soho	Fee Interest	1	7,131	1	100.0	100.0	N/A	N/A	N/A	1,327,320	1.2	28,209,044		2
315 West 33rd Street - The Olivia	Penn Station	Fee Interest	1	270,132	37	100.0	100.0	100.0	100.0	100.0	15,199,764	27.6	213,652,520		10
1552-1560 Broadway - 50%	Times Square	Fee Interest	2	57,718	8	67.5	67.5	67.5	67.5	—	19,363,968	17.6	251,377,086		2
Subtotal/Weighted Average			6	349,399	48%	94.6%	94.5%	94.3%	94.3%	82.4%	$37,459,932	49.3%	$578,734,962		18

Total / Weighted Average Retail Properties			17	735,363	100%	91.7%	91.0%	92.2%	92.0%	87.9%	$113,379,545	100.0%	$1,369,525,123		73

Development / Redevelopment
150 Grand Street	White Plains, New York	Fee Interest	1	85,000	2	43.8	38.0	36.1	36.1	31.5	962,544	1.5	18,041,479		20
7 Renaissance Square - 50%	White Plains, New York	Fee Interest	1	65,641	2	67.7	66.8	51.2	46.6	46.6	1,451,376	1.1	6,754,467		8
33 Beekman Street - 45.9%	Downtown	Fee Interest	1	—	—	—	—	—	—	—	—	—	80,768,295		—
180 Maiden Lane - 49.9% (1)(3)	Financial East	Fee Interest	1	1,090,000	27	22.9	22.9	22.9	97.6	97.6	12,495,012	9.7	467,175,983		4
280 Park Avenue - 50%	Park Avenue	Fee Interest	1	1,219,158	30	55.4	55.5	58.2	50.1	59.4	67,136,640	52.1	1,230,579,347		28
51 East 42nd Street	Grand Central	Fee Interest	1	142,000	3	10.1	18.4	62.2	81.0	86.5	1,146,816	1.8	83,177,067		1
317 Madison Avenue	Grand Central	Fee Interest	1	450,000	11	18.6	35.1	64.2	72.9	78.6	7,093,848	11.0	142,336,188		7
331 Madison Avenue	Grand Central	Fee Interest	1	114,900	3	19.6	74.9	77.5	83.6	83.6	2,841,372	4.4	82,685,470		7
635 Sixth Avenue	Midtown South	Fee Interest	1	104,000	3	72.5	72.5	48.8	—	—	5,441,412	8.4	99,604,391		1
10 East 53rd Street - 55%	Plaza District	Fee Interest	1	354,300	9	30.1	26.7	26.7	90.0	90.0	6,344,820	5.4	291,620,096		13
Fifth Avenue Retail Assemblage	Plaza District	Fee Interest	3	66,962	2	63.7	66.2	69.8	74.6	74.6	1,224,600	1.9	149,356,149		1
650 Fifth Avenue - 50%	Plaza District	Leasehold Interest	1	32,324	1	10.5	10.5	10.5	63.6	63.6	1,337,316	1.0	261,952,932		2
719 Seventh Avenue - 75% (1)	Times Square	Fee Interest	1	6,000	0	100.0	100.0	N/A	N/A	N/A	1,397,256	1.6	41,267,887		2
175-225 Third Street - 95%	Brooklyn, New York	Fee Interest	1	—	—	—	N/A	N/A	N/A	N/A	—	—	74,751,413		—
55 West 46th Street - 25%	Midtown	Fee Interest	1	347,000	9	—	N/A	N/A	N/A	N/A	—	—	302,049,241		—
Total / Weighted Average Development / Redevelopment Properties			17	4,077,285	100	33.4%	40.1%	45.3%	71.6%	75.4%	$108,873,012	100.0%	$3,332,120,405		94

Land
635 Madison Avenue (4)	Plaza District	Fee Interest	1	176,530	23	100.0	100.0	N/A	N/A	N/A	3,677,574	18.1	153,745,356
885 Third Avenue (4)	Midtown/Plaza District	Fee Interest	1	607,000	77	100.0	100.0	100.0	100.0	100.0	16,652,406	81.9	329,943,115
Total / Weighted Average Land			2	783,530	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$20,329,980	100.0%	$483,688,471

Residential Properties

			# of	Useable	Total Units	Occupancy (%)					Average Monthly	Annualized	Gross Total RE
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Residential	Dec-14	Sep-14	Jun-14	Mar-14	Dec-13	Rent Per Unit ($'s)	Cash Rent ($’s)	Book Value
400 East 57th Street - 80% (1)	Upper East Side	Fee Interest	1	290,482	261	94.3	91.6	93.1	94.2	95.0	3,128	10,935,990	120,460,820
400 East 58th Street - 80% (1)	Upper East Side	Fee Interest	1	140,000	125	96.8	96.0	96.8	98.4	94.4	3,089	4,968,418	53,138,112
1080 Amsterdam - 87.5% (1)	Upper West Side	Leasehold Interest	1	82,250	96	97.9	94.8	2.2	2.2	2.2	3,607	4,320,780	46,236,790
248-252 Bedford Avenue - 90% (1)	Brooklyn, New York	Fee Interest	1	66,611	77	89.6	79.2	84.4	87.7	85.7	4,059	3,360,631	45,550,067
315 West 33rd Street - The Olivia	Penn Station	Fee Interest		222,855	333	95.8	96.1	91.0	93.7	92.5	3,754	14,324,721	176,260,244
Total / Weighted Average Residential Properties			4	802,198	892	95.2%	93.2%	82.3%	84.1%	83.2%	$3,488	$37,910,539	$441,646,033

(1) Consolidated joint venture asset.

(2) SL Green owns an 80% interest in the leasehold position, which is treated as a consolidated joint venture, and later, through a separate entity, acquired the fee position.

(3) Sold in January 2015.

(4) Subject to long-term, third party net operating leases.

(5) Excludes the fee position owned through a separate entity.

Supplemental Information	Fourth Quarter 2014

SELECTED PROPERTY DATA RETAIL PROPERTIES

			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-14	Sep-14	Jun-14	Mar-14	Dec-13	Cash Rent ($’s)	Tenants
PRIME RETAIL - Consolidated Properties
19-21 East 65th Street - 80% (1)	Plaza District	Leasehold Interest	2	23,610	1	66.0	66.0	83.0	83.0	100.0	1,214,687	19
102 Greene Street	Soho	Fee Interest	1	9,200	0	100.0	N/A	N/A	N/A	N/A	633,132	3
115 Spring Street	Soho	Fee Interest	1	5,218	0	100.0	100.0	N/A	N/A	N/A	935,748	1
131-137 Spring Street	Soho	Fee Interest	2	68,342	4	92.0	92.0	92.0	92.0	100.0	4,548,411	11
315 West 33rd Street - The Olivia	Penn Station	Fee Interest	1	270,132	14	100.0	100.0	100.0	100.0	100.0	15,199,764	10
719 Seventh Avenue - 75% (1)	Times Square	Fee Interest	1	6,000	0	100.0	100.0	N/A	N/A	N/A	1,397,256	2
752 Madison Avenue - 80% (2)	Plaza District	Leasehold Interest	1	21,124	1	100.0	100.0	100.0	100.0	100.0	3,949,404	1
762 Madison Avenue - 80% (1)	Plaza District	Fee Interest	1	6,109	0	100.0	100.0	100.0	76.7	82.6	1,709,127	5
Fifth Avenue Retail Assemblage	Plaza District	Fee Interest	3	66,962	3	63.7	66.2	69.8	74.6	74.6	1,224,600	1
Williamsburg Terrace	Brooklyn, New York	Fee Interest	1	52,000	3	100.0	100.0	100.0	100.0	100.0	1,560,492	3
Subtotal / Weighted Average			14	528,697	28%	92.8%	93.0%	94.1%	94.5%	96.5%	$32,372,621	56

PRIME RETAIL - Unconsolidated Properties
11 West 34th Street - 30%	Herald Square/Penn Station	Fee Interest	1	17,150	1	100.0	100.0	100.0	100.0	100.0	2,450,412	1
21 East 66th Street - 32.28%	Plaza District	Fee Interest	1	13,069	1	100.0	100.0	100.0	100.0	100.0	3,204,888	1
121 Greene Street - 50%	Soho	Fee Interest	1	7,131	0	100.0	100.0	N/A	N/A	N/A	1,327,320	2
650 Fifth Avenue - 50%	Plaza District	Leasehold Interest	1	32,324	2	10.5	10.5	10.5	63.6	63.6	1,337,316	2
717 Fifth Avenue - 10.92%	Midtown/Plaza District	Fee Interest	1	119,550	6	89.4	89.4	89.4	89.4	89.4	36,132,888	7
724 Fifth Avenue - 50%	Plaza District	Fee Interest	1	65,010	3	74.8	68.2	76.7	76.7	76.6	21,149,304	7
1552-1560 Broadway - 50%	Times Square	Fee Interest	2	57,718	3	67.5	67.5	67.5	67.5	—	19,363,968	2
Subtotal / Weighted Average			8	311,952	16%	75.4%	74.0%	75.2%	80.9%	68.1%	$84,966,096	22

Total / Weighted Average Prime Retail			22	840,649	44%	86.4%	85.9%	87.1%	89.4%	85.8%	$117,338,717	78

OTHER RETAIL - Consolidated Properties
51 East 42nd Street	Grand Central	Fee Interest	1	23,221	1	69.0	80.3	80.3	80.3	100.0	1,146,816	1
100 Church Street	Downtown	Fee Interest	1	49,992	3	100.0	100.0	100.0	100.0	100.0	2,598,876	7
120 West 45th Street	Midtown	Fee Interest	1	5,446	0	100.0	100.0	100.0	100.0	100.0	416,244	1
125 Park Avenue	Grand Central	Fee Interest	1	21,733	1	43.9	43.9	43.9	43.9	43.9	1,142,412	5
180 Maiden Lane - 49.9% (1)	Financial East	Fee Interest	1	1,602	0	100.0	100.0	100.0	100.0	100.0	44,280	1
220 East 42nd Street	Grand Central	Fee Interest	1	49,970	3	96.5	96.5	96.5	95.7	96.9	3,399,569	6
304 Park Avenue South	Midtown South	Fee Interest	1	25,330	1	100.0	100.0	100.0	100.0	100.0	2,924,952	6
317 Madison Avenue	Grand Central	Fee Interest	1	26,935	1	25.3	25.3	100.0	100.0	100.0	2,024,304	1
331 Madison Avenue	Grand Central	Fee Interest	1	13,722	1	72.9	82.9	84.7	84.7	84.7	610,212	2
400 East 57th Street - 80% (1)	Upper East Side	Fee Interest	1	16,605	1	100.0	100.0	100.0	100.0	100.0	1,701,928	10
400 East 58th Street - 80% (1)	Upper East Side	Fee Interest	1	3,240	0	100.0	100.0	100.0	100.0	100.0	483,835	5
420 Lexington Ave (Graybar)	Grand Central North	Leasehold Interest	1	49,375	3	100.0	100.0	100.0	100.0	100.0	4,028,160	6
461 Fifth Avenue	Midtown	Leasehold Interest	1	16,248	1	100.0	100.0	100.0	100.0	100.0	1,668,336	2
485 Lexington Avenue	Grand Central North	Fee Interest	1	45,394	2	100.0	100.0	100.0	100.0	100.0	3,974,376	5
555 West 57th Street	Midtown West	Fee Interest	1	60,389	3	100.0	100.0	100.0	100.0	100.0	1,694,859	2
609 Fifth Avenue	Rockefeller Center	Fee Interest	1	46,019	2	100.0	100.0	100.0	100.0	100.0	8,887,020	1
625 Madison Avenue	Plaza District	Leasehold Interest	1	74,937	4	85.1	85.1	85.1	85.1	85.1	14,956,284	14
635 Sixth Avenue	Midtown South	Fee Interest	1	7,396	0	—	—	—	—	—	—	—
641 Sixth Avenue	Midtown South	Fee Interest	1	15,584	1	100.0	100.0	100.0	100.0	100.0	1,612,764	1
711 Third Avenue	Grand Central North	Leasehold Interest	1	25,639	1	100.0	100.0	100.0	100.0	100.0	2,785,308	3
750 Third Avenue	Grand Central North	Fee Interest	1	24,827	1	100.0	100.0	100.0	100.0	100.0	2,657,388	7
810 Seventh Avenue	Times Square	Fee Interest	1	13,470	1	100.0	100.0	100.0	100.0	100.0	3,659,664	4
919 Third Avenue - 51.0% (1)	Grand Central North	Fee Interest	1	31,004	2	98.9	100.0	100.0	100.0	100.0	3,024,744	4
1080 Amsterdam - 87.5% (1)	Upper West Side	Leasehold Interest	1	1,800	0	100.0	100.0	100.0	100.0	100.0	252,000	1
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1	37,326	2	100.0	100.0	100.0	100.0	100.0	5,647,692	5
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	1	17,797	1	100.0	100.0	100.0	100.0	100.0	2,263,740	5
1515 Broadway	Times Square	Fee Interest	1	185,333	10	95.8	100.0	100.0	100.0	100.0	15,607,956	5
Subtotal / Weighted Average			27	890,334	46%	92.0%	93.3%	95.6%	95.6%	96.1%	$89,213,719	110

OTHER RETAIL - Unconsolidated Properties
3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	1	40,647	2	87.2	87.2	87.2	87.2	87.2	9,100,524	4
10 East 53rd Street - 55%	Plaza District	Fee Interest	1	8,786	0	81.7	100.0	100.0	100.0	100.0	713,700	2
55 West 46th Street - 25%	Midtown	Leasehold Interest	1	1,300	0	—	N/A	N/A	N/A	N/A	—	—
100 Park Avenue - 50%	Grand Central South	Fee Interest	1	40,022	2	100.0	100.0	100.0	100.0	76.0	2,849,592	9
280 Park Avenue - 50%	Park Avenue	Fee Interest	1	18,545	1	18.9	18.9	18.9	8.5	—	786,108	2
315 West 36th Street - 35.5%	Times Square South	Fee Interest	1	10,271	1	100.0	100.0	100.0	100.0	100.0	396,156	3
521 Fifth Avenue - 50.5%	Grand Central	Fee Interest	1	53,157	3	100.0	100.0	100.0	100.0	100.0	4,820,652	3
600 Lexington Avenue - 55%	East Side	Fee Interest	1	4,264	0	100.0	100.0	100.0	100.0	—	777,216	2
800 Third Avenue - 42.95%	Grand Central North	Fee Interest	1	9,900	1	100.0	100.0	100.0	100.0	100.0	1,680,216	2
Subtotal / Weighted Average			9	186,892	10%	87.6%	89.1%	89.1%	88.1%	79.7%	$21,124,164	27
Total / Weighted Average Other Retail			36	1,077,226	56%	91.2%	92.6%	94.5%	94.3%	93.3%	$110,337,883	137
Retail Grand Total / Weighted Average			58	1,917,875	100%	89.1%	89.7%	91.3%	92.2%	90.1%	$227,676,600	215
Retail Grand Total - SLG share of Annualized Rent											$155,578,475

(1) Consolidated joint venture assets.

(2) SL Green owns an 80% interest in the leasehold position, which is treated as a consolidated joint venture, and later, through a separate entity, acquired the fee position.

Supplemental Information	Fourth Quarter 2014

SELECTED PROPERTY DATA Manhattan Operating Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Dec-14	Sep-14	Jun-14	Mar-14	Dec-13	Cash Rent ($’s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
110 East 42nd Street	Grand Central	Fee Interest	215,400	2	98.8	88.7	83.2	83.6	86.5	10,364,856	2.3	2.1	22
125 Park Avenue	Grand Central	Fee Interest	604,245	5	80.4	81.9	70.8	82.2	82.0	29,298,864	6.5	5.8	22
304 Park Avenue South	Midtown South	Fee Interest	215,000	2	91.9	90.5	90.5	100.0	98.8	11,976,660	2.6	2.4	13
461 Fifth Avenue	Midtown	Leasehold Interest	200,000	2	96.5	96.5	96.5	99.3	99.4	16,606,080	3.7	3.3	12
555 West 57th Street	Midtown West	Fee Interest	941,000	9	99.9	99.9	99.9	99.9	99.9	37,381,476	8.2	7.4	10
609 Fifth Avenue	Rockefeller Center	Fee Interest	160,000	1	81.3	81.3	79.0	79.0	77.8	14,085,768	3.1	2.8	13
625 Madison Avenue	Plaza District	Leasehold Interest	563,000	5	92.1	92.1	92.1	92.1	92.1	47,157,372	10.4	9.4	21
641 Sixth Avenue	Midtown South	Fee Interest	163,000	1	92.1	92.1	92.1	92.1	92.1	8,521,524	1.9	1.7	7
750 Third Avenue	Grand Central North	Fee Interest	780,000	7	96.7	96.7	96.4	96.4	95.8	43,606,644	9.6	8.7	30
810 Seventh Avenue	Times Square	Fee Interest	692,000	6	81.0	83.4	84.2	85.1	92.0	36,652,068	8.1	7.3	41
919 Third Avenue	Grand Central North	Fee Interest (1)	1,454,000	13	90.3	90.3	90.3	90.3	90.3	84,800,004		8.6	11
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1,062,000	10	99.9	99.9	99.9	99.9	95.2	87,476,904	19.3	17.4	19
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	562,000	5	96.9	99.9	95.7	95.7	99.5	39,094,292	8.6	7.8	36
Total / Weighted Average Manhattan Consolidated Properties			7,611,645	69%	92.8%	93.0%	91.7%	93.0%	93.2%	$467,022,513	84.2%		257
Total Manhattan Consolidated Properties - SLG share of Annualized Rent										$425,470,511		84.5%

Suburban Operating Properties - Reckson Portfolio

CONSOLIDATED PROPERTIES
“Same Store”
1100 King Street - 1 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	74.8	74.8	74.8	74.8	74.8	1,752,264	0.4	0.3	2
1100 King Street - 2 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	30.3	47.9	47.9	47.9	47.0	718,512	0.2	0.1	2
1100 King Street - 3 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	21.7	21.7	57.2	57.2	57.2	773,652	0.2	0.2	2
1100 King Street - 4 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	85.8	84.6	84.6	83.9	83.9	1,978,776	0.4	0.4	10
1100 King Street - 5 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	92.0	92.0	92.0	81.8	82.6	1,937,148	0.4	0.4	8
1100 King Street - 6 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	56.7	56.7	50.8	50.8	88.0	1,533,816	0.3	0.3	3
520 White Plains Road	Tarrytown, New York	Fee Interest	180,000	2	76.2	75.2	57.5	55.8	57.8	3,550,248	0.8	0.7	11
115-117 Stevens Avenue	Valhalla, New York	Fee Interest	178,000	2	75.1	74.3	74.8	74.8	73.4	2,753,964	0.6	0.5	10
100 Summit Lake Drive	Valhalla, New York	Fee Interest	250,000	2	72.9	70.7	70.7	70.7	70.7	4,372,248	1.0	0.9	10
200 Summit Lake Drive	Valhalla, New York	Fee Interest	245,000	2	80.2	80.2	80.2	80.2	80.2	4,645,920	1.0	0.9	8
500 Summit Lake Drive	Valhalla, New York	Fee Interest	228,000	2	97.8	97.8	96.5	90.3	90.3	4,987,236	1.1	1.0	7
140 Grand Street	White Plains, New York	Fee Interest	130,100	1	100.0	95.7	95.7	93.6	93.6	4,123,920	0.9	0.8	15
360 Hamilton Avenue	White Plains, New York	Fee Interest	384,000	3	92.3	90.9	90.2	90.2	89.3	12,840,336	2.8	2.6	19
125 Chubb Way	Lyndhurst, New Jersey	Fee Interest	278,000	3	62.4	61.1	61.1	61.1	59.4	3,851,880	0.8	0.8	5
7 Landmark Square	Stamford, Connecticut	Fee Interest	36,800	0	76.9	76.9	76.9	76.9	76.9	313,536	0.1	0.1	1
680 Washington Boulevard	Stamford, Connecticut	Fee Interest (1)	133,000	1	80.9	77.7	77.7	77.7	77.7	4,646,412		0.5	9
750 Washington Boulevard	Stamford, Connecticut	Fee Interest (1)	192,000	2	97.8	99.1	93.3	93.3	93.3	7,721,700		0.8	11
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	182,000	2	89.2	90.6	90.6	89.7	87.7	6,279,972	1.4	1.2	23
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	143,400	1	77.1	75.6	72.2	75.7	65.3	3,601,092	0.8	0.7	23
Subtotal / Weighted Average			3,100,300	28%	79.1%	78.8%	77.9%	77.1%	77.3%	$72,382,632	13.2%	13.2%	179

“Non Same Store”
16 Court Street	Brooklyn, New York	Fee Interest	317,600	3	94.7	94.4	93.8	90.3	87.2	11,572,848	2.6	2.3	67
Subtotal / Weighted Average			317,600	3%	94.7%	94.4%	93.8%	90.3%	87.2%	$11,572,848	2.6%	2.3%	67

Total / Weighted Average Suburban Consolidated Properties			3,417,900	31%	80.5%	80.2%	79.4%	78.3%	78.3%	$83,955,480			246
Total Suburban Consolidated Properties - SLG share of Annualized Rent										$77,895,105		15.5%

Reckson Operating Properties Grand Total			11,029,545	100%	89.0%	89.0%	87.9%	88.5%	88.6%	$550,977,993	100.0%		503
Reckson Operating Properties Grand Total - SLG Share of Annualized Rent										$503,365,616		100.0%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

Supplemental Information	Fourth Quarter 2014

SELECTED PROPERTY DATA Retail, Development / Redevelopment & Land Properties - Reckson Portfolio

Useable	% of Total	Occupancy (%)	Annualized	Gross Total RE	Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Dec-14	Sep-14	Jun-14	Mar-14	Dec-13	Cash Rent ($’s)	Book Value	Tenants
Retail
102 Greene Street	Soho	Fee Interest	9,200	3	100.0	N/A	N/A	N/A	N/A	633,132	32,250,000	3
115 Spring Street	Soho	Fee Interest	5,218	1	100.0	100.0	N/A	N/A	N/A	935,748	53,246,312	1
131-137 Spring Street	Soho	Fee Interest	68,342	19	92.0	92.0	92.0	92.0	100.0	4,548,411	135,900,882	11
315 West 33rd Street - The Olivia	Penn Station	Fee Interest	270,132	77	100.0	100.0	100.0	100.0	100.0	15,199,764	213,652,520	10
Total Retail Properties	352,892	100%	98.4%	98.4%	98.4%	98.4%	100.0%	$21,317,055	$435,049,714	25

Development / Redevelopment
635 Sixth Avenue	Midtown South	Fee Interest	104,000	100	72.5	72.5	48.8	—	—	5,441,412	99,604,391	1
Total Development Properties	104,000	100%	72.5%	72.5%	48.8%	—	—	$5,441,412	$99,604,391	1

Land
635 Madison Avenue	Plaza District	Fee Interest	176,530	100	100.0	100.0	N/A	N/A	N/A	3,677,574	153,745,356
Total Land Properties	176,530	100%	100.0%	100.0%	—	—	—	$3,677,574	$153,745,356

Residential Properties - Reckson Portfolio

Useable	Occupancy (%)	Annualized	Average Monthly	Gross Total RE	Total
Properties	SubMarket	Ownership	Sq. Feet	Total Units	Dec-14	Sep-14	Jun-14	Mar-14	Dec-13	Cash Rent ($’s)	Rent Per Unit ($’s)	Book Value	Tenants
315 West 33rd Street - The Olivia	Penn Station	Fee Interest	222,855	333	89.6	79.2	91.0	93.7	92.5	3,360,631	4,059	45,550,067	298
Total Residential Properties	222,855	333	89.6%	79.2%	91.0%	93.7%	92.5%	$3,360,631	$4,059	$45,550,067	298

Supplemental Information	Fourth Quarter 2014

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

									% of
							% of	SLG Share of	SLG Share of
		Lease	Total	Annualized		PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)		Annualized	Cash Rent	Cash Rent($)	Cash Rent	Rating (2)

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd	Various	3,023,423	$132,520,195	(1)	$43.83	9.6%	$130,423,302	10.9%	A-
Viacom International, Inc.	1515 Broadway	2031	1,330,735	86,384,327		$64.91	6.3%	86,384,327	7.2%	BBB
Credit Suisse Securities (USA), Inc.	1 Madison Avenue & 1055 Washington	2019 & 2020	1,149,406	66,666,214		$58.00	4.8%	66,666,214	5.6%	A
Random House, Inc.	1745 Broadway	2018 & 2023	644,598	40,227,150		$62.41	2.9%	22,877,180	1.9%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	619,353	42,974,833		$69.39	3.1%	21,917,165	1.8%
The City of New York	16 Court Street & 100 Church Street	2014, 2017 & 2034	541,787	17,782,632		$32.82	1.3%	17,782,632	1.5%	Aa2
Omnicom Group, Inc.	220 East 42nd Street	2017	493,560	20,973,681		$42.49	1.5%	20,973,681	1.7%	BBB+
Ralph Lauren Corporation	625 Madison Avenue	2019	339,381	23,568,080		$69.44	1.7%	23,568,080	2.0%	A
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	15,858,384		$46.75	1.2%	15,858,384	1.3%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	295,226	12,252,760		$41.50	0.9%	12,252,760	1.0%	BBB
Metro-North Commuter Railroad Company	420 Lexington Avenue	2034	273,170	12,794,592		$46.84	0.9%	12,794,592	1.1%	Aa2
Schulte, Roth & Zabel LLP	919 Third Avenue	2036	263,186	17,042,745		$64.76	1.2%	8,691,800	0.7%
HF Management Services LLC	100 Church Street & 521 Fifth Avenue	2015 & 2032	252,762	8,670,089		$34.30	0.6%	7,978,672	0.7%
BMW of Manhattan	555 West 57th Street	2022	227,782	6,281,024		$27.57	0.5%	6,281,024	0.5%	A+
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2020, 2023 & 2030	227,622	8,552,504		$37.57	0.6%	8,552,504	0.7%	Aa2
Stroock, Stroock & Lavan LLP	180 Maiden Lane	2023	223,434	11,312,742		$50.63	0.8%	5,647,321	0.5%
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	13,062,573		$71.94	0.9%	13,062,573	1.1%	BBB
The Travelers Indemnity Company	485 Lexington Avenue	2021	173,278	9,891,858		$57.09	0.7%	9,891,858	0.8%	AA
Verizon	120 West 45th Street, 1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	172,502	4,959,842		$28.75	0.4%	4,959,842	0.4%	BBB+
United Nations	220 East 42nd Street	2017, 2021 & 2022	171,091	8,042,074		$47.00	0.6%	8,042,074	0.7%	A1
News America Incorporated	1185 Avenue of the Americas	2020	161,722	14,970,684		$92.57	1.1%	14,970,684	1.2%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	14,030,833		$87.72	1.0%	14,030,833	1.2%
Young & Rubicam, Inc.	3 Columbus Circle	2033	159,292	9,909,020		$62.21	0.7%	4,845,511	0.4%	BBB
Amazon Corporate LLC	1185 Avenue of the Americas & 1350 Avenue of the Americas	2016, 2019 & 2023	158,688	11,261,813		$70.97	0.8%	11,261,813	0.9%	AA-
Bloomingdales, Inc.	919 Third Avenue	2024	157,961	8,811,913		$55.79	0.6%	4,494,076	0.4%	BBB+
National Hockey League	1185 Avenue of the Americas	2022	148,217	12,882,692		$86.92	0.9%	12,882,692	1.1%
Beth Israel Medical Center & The Mount Sinai Hospital	555 West 57th Street & 625 Madison Avenue	2016 & 2030	147,613	7,100,338		$48.10	0.5%	7,100,338	0.6%
Banque National De Paris	919 Third Avenue	2016	145,834	9,739,145		$66.78	0.7%	4,966,964	0.4%	A+
Eisner Amper, LLP	750 Third Avenue	2020	141,546	9,581,236		$67.69	0.7%	9,581,236	0.8%
RSM McGladrey, Inc.	1185 Avenue of the Americas	2018	129,008	9,900,274		$76.74	0.7%	9,900,274	0.8%

Total			12,452,884	$668,006,248		$53.64	48.5%	$598,640,406	49.9%

(1) Reflects the net rent as of December 31, 2014 of $42.14 PSF for the 388-390 Greenwich Street lease.

(2) Corporate or bond rating from S&P or Moody’s.

Supplemental Information	Fourth Quarter 2014

TENANT DIVERSIFICATION

Based on SLG Share of Annualized Cash Rent

Category	Manhattan Properties	Suburban Properties
Advertising	4.7%	1.0%
Arts, Ent. & Recreation	4.0%	0.1%
Business Services	2.6%	3.7%
Financial Services	37.3%	28.2%
Government / Non Profit	3.5%	5.3%
Legal	7.5%	14.4%
Manufacturing	2.1%	9.8%
Media	16.4%	10.3%
Medical	1.8%	4.9%
Other	4.9%	2.8%
Professional Services	7.0%	16.8%
Retail	8.1%	2.7%

Total	100.0%	100%

Supplemental Information	Fourth Quarter 2014

Leasing Activity - Manhattan Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 9/30/14			1,010,555

Space which became available during the Quarter (2):
Office
	110 East 42nd Street	3	4,469	4,515	$50.80
	120 West 45th Street	2	6,254	6,406	$60.70
	125 Park Avenue	3	81,873	83,394	$55.73
	220 East 42nd Street	2	5,758	5,739	$44.43
	304 Park Avenue South	1	4,783	5,162	$60.81
	420 Lexington Avenue	12	15,304	19,154	$50.74
	711 Third Avenue	1	3,016	3,586	$50.46
	810 Seventh Avenue	2	41,867	45,507	$58.20
	1350 Avenue of the Americas	3	35,766	35,898	$57.54
	Total/Weighted Average	29	199,090	209,361	$55.89

Retail
	919 Third Avenue	1	330	330	$115.48
	1515 Broadway	1	6,183	7,732	$501.32
	Total/Weighted Average	2	6,513	8,062	$485.53

Storage
	1515 Broadway	1	145	171	$35.00
	Total/Weighted Average	1	145	171	$35.00

	Total Space which became available during the Quarter
	Office	29	199,090	209,361	$55.89
	Retail	2	6,513	8,062	$485.53
	Storage	1	145	171	$35.00
		32	205,748	217,594	$71.79

	Total Available Space		1,216,303

(1)  Escalated rent is calculated as total annual income less electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Supplemental Information	Fourth Quarter 2014

Leasing Activity - Manhattan Operating Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,216,303
Office
	110 East 42nd Street	3	9.6	26,118	24,541	$47.18	$49.39	$72.51	4.3
	120 West 45th Street	3	4.6	11,067	11,409	$61.01	$60.70	$46.12	1.7
	125 Park Avenue	3	13.9	72,982	78,777	$55.86	$48.66	$55.66	10.3
	220 East 42nd Street	2	5.2	8,194	9,547	$54.48	$35.00	$43.94	1.2
	304 Park Avenue South	2	4.6	7,692	7,919	$60.82	$49.28	$25.40	1.3
	420 Lexington Avenue	7	5.1	13,064	18,482	$55.37	$47.38	$24.61	0.5
	711 Third Avenue	1	1.0	3,016	3,586	$51.00	$50.46	$—	—
	810 Seventh Avenue	4	7.9	24,952	26,832	$56.23	$52.02	$76.09	4.1
	1350 Avenue of the Americas	2	5.7	18,892	19,730	$69.03	$55.27	$11.17	4.6
	Total/Weighted Average	27	9.4	185,977	200,823	$56.43	$50.18	$49.93	5.8

Storage
	420 Lexington Avenue	2	5.1	121	201	$20.00	$27.59	$—	—
	Total/Weighted Average	2	5.1	121	201	$20.00	$27.59	$—	—

Leased Space
	Office (3)	27	9.4	185,977	200,823	$56.43	$50.18	$49.93	5.8
	Storage	2	5.1	121	201	$20.00	$27.59	$—	—
	Total	29	9.4	186,098	201,024	$56.40	$50.17	$49.88	5.8

Total Available Space as of 12/31/14				1,030,205

Early Renewals
Office
	125 Park Avenue	3	15.4	67,026	70,767	$59.27	$49.42	$31.34	5.0
	220 East 42nd Street	1	5.0	979	1,169	$65.00	$64.41	$—	—
	420 Lexington Avenue	3	5.0	8,678	12,140	$63.40	$53.95	$1.20	0.0
	625 Madison Avenue	2	10.8	14,000	14,000	$80.57	$74.63	$—	—
	1350 Avenue of the Americas	1	3.0	4,646	4,778	$76.00	$57.36	$2.29	1.0
	Total/Weighted Average	10	12.9	95,329	102,854	$63.50	$53.93	$21.81	3.5

Retail
	919 Third Avenue	1	10.0	6,815	6,900	$180.75	$172.85	$—	—
	Total/Weighted Average	1	10.0	6,815	6,900	$180.75	$172.85	$—	—

Storage
	125 Park Avenue	1	15.4	593	593	$25.00	$21.01	$—	—
	625 Madison Avenue	1	0.4	612	612	$25.00	$25.00	$—	—
	919 Third Avenue	1	10.0	3,843	3,840	$30.00	$25.02	$—	—
	Total/Weighted Average	3	9.5	5,048	5,045	$28.81	$24.55	$—	—

Renewals
	Early Renewals Office	10	12.9	95,329	102,854	$63.50	$53.93	$21.81	3.5
	Early Renewals Retail	1	10.0	6,815	6,900	$180.75	$172.85	$—	—
	Early Renewals Storage	3	9.5	5,048	5,045	$28.81	$24.55	$—	—
	Total	14	12.5	107,192	114,799	$69.02	$59.78	$19.54	3.1

(1)    Annual initial base rent.

(2)    Escalated rent is calculated as total annual income less electric charges.

(3)    Average starting office rent excluding new tenants replacing vacancies is $56.29/rsf for 128,489 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $59.49/rsf for 231,343 rentable SF.

Supplemental Information	Fourth Quarter 2014

Leasing Activity - Suburban Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 9/30/14			1,167,193

Space which became available during the Quarter (2):
Office
	1100 King Street - 2 Int’l Drive, Rye Brook, New York	1	15,898	15,898	$42.57
	100 Summit Lake Drive, Valhalla, New York	1	1,738	1,738	$28.08
	140 Grand Street, White Plains, New York	1	2,200	2,200	$32.45
	1 Landmark Square, Stamford, Connecticut	1	2,583	2,583	$23.23
	3 Landmark Square, Stamford, Connecticut	1	4,349	4,349	$20.12
	750 Washington Boulevard, Stamford, Connecticut	1	18,765	18,765	$41.66
	1055 Washington Boulevard, Stamford, Connecticut	1	2,630	2,630	$38.91
	The Meadows, Rutherford, New Jersey	14	69,821	71,630	$26.53
	16 Court Street, Brooklyn, New York	1	764	734	$38.30
	Total/Weighted Average	22	118,748	120,527	$31.17

Storage
	100 Summit Lake Drive, Valhalla, New York	1	180	180	$10.00
	Jericho Plaza, Jericho, New York	1	332	332	$39.41
	Total/Weighted Average	2	512	512	$29.07

	Total Space which became available during the Quarter
	Office	22	118,748	120,527	$31.17
	Storage	2	512	512	$29.07
		24	119,260	121,039	$31.16

	Total Available Space		1,286,453

(1)  Escalated rent is calculated as total annual income less electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Supplemental Information	Fourth Quarter 2014

Leasing Activity - Suburban Operating Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,286,453
Office
	100 Summit Lake Drive, Valhalla, New York	1	6.0	1,738	1,738	$27.00	$28.08	$7.00	5.0
	140 Grand Street, White Plains, New York	3	8.3	7,797	10,938	$27.40	$32.45	$31.66	3.7
	360 Hamilton Avenue, White Plains, New York	2	9.1	5,010	5,010	$35.46	$37.91	$39.60	6.1
	1 Landmark Square, Stamford, Connecticut	3	8.5	8,342	7,669	$30.97	$—	$41.70	7.2
	4 Landmark Square, Stamford, Connecticut	1	5.0	2,612	2,612	$29.00	$25.00	$20.00	—
	680 Washington Boulevard, Stamford, Connecticut	1	5.9	4,196	4,196	$40.00	$—	$35.00	4.0
	750 Washington Boulevard, Stamford, Connecticut	1	8.8	16,315	16,315	$41.00	$—	$45.00	9.0
	1010 Washington Boulevard, Stamford, Connecticut	1	5.4	1,648	1,648	$28.00	$—	$13.00	5.0
	The Meadows, Rutherford, New Jersey	7	10.2	87,746	88,687	$24.69	$28.54	$39.27	8.2
	Jericho Plaza, Jericho, New York	3	6.0	15,862	15,926	$30.63	$—	$39.58	5.4
	16 Court Street, Brooklyn, New York	2	8.4	1,883	1,876	$43.17	$37.31	$19.26	—
	Total/Weighted Average	25	9.0	153,149	156,615	$28.60	$30.25	$38.18	7.1

Retail
	1 Landmark Square, Stamford, Connecticut	1	10.5	2,583	2,583	$23.23	$23.23	$—	6.0
	Total/Weighted Average	1	10.5	2,583	2,583	$23.23	$23.23	$—	6.0

Storage
	100 Summit Lake Drive, Valhalla, New York	3	1.2	1,819	1,819	$1.32	$10.00	$—	—
	5 Landmark Square, Stamford, Connecticut	1	8.3	100	110	$15.00	$—	$—	—
	1055 Washington Boulevard, Stamford, Connecticut	1	0.3	78	78	$15.00	$—	$—	—
	Total/Weighted Average	5	1.6	1,997	2,007	$2.60	$10.00	$—	—

Leased Space
	Office (3)	25	9.0	153,149	156,615	$28.60	$30.25	$38.18	7.1
	Retail	1	10.5	2,583	2,583	$23.23	$23.23	$—	6.0
	Storage	5	1.6	1,997	2,007	$2.60	$10.00	$—	—
	Total	31	9.0	157,729	161,205	$28.19	$29.19	$37.10	7.0

Total Available Space as of 12/31/14				1,128,724

Early Renewals
Office
	360 Hamilton Avenue, White Plains, New York	1	13.4	10,430	10,430	$38.00	$36.72	$5.00	5.0
	1 Landmark Square, Stamford, Connecticut	2	8.8	10,776	10,776	$34.58	$34.11	$8.92	4.3
	2 Landmark Square, Stamford, Connecticut	1	10.0	1,600	1,600	$21.00	$20.70	$—	4.0
	6 Landmark Square, Stamford, Connecticut	1	10.0	55,643	55,643	$35.00	$34.89	$25.00	14.3
	The Meadows, Rutherford, New Jersey	3	6.6	32,791	32,791	$26.74	$29.32	$16.84	5.5
	16 Court Street, Brooklyn, New York	1	7.0	1,300	1,300	$92.31	$81.19	$—	—
	Total/Weighted Average	9	9.2	112,540	112,540	$33.29	$33.70	$18.58	9.6

Renewals
	Early Renewals Office	9	9.2	112,540	112,540	$33.29	$33.70	$18.58	9.6
	Total	9	9.2	112,540	112,540	$33.29	$33.70	$18.58	9.6

(1)    Annual initial base rent.

(2)    Escalated Rent is calculated as total annual income less electric charges.

(3)    Average starting office rent excluding new tenants replacing vacancies is $29.26/rsf for 17,793 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $32.74/rsf for 130,333 rentable SF.

Supplemental Information	Fourth Quarter 2014

ANNUAL LEASE EXPIRATIONS - Manhattan Operating Properties Office, Retail and Storage Leases

		Consolidated Properties						Joint Venture Properties
Year of Lease Expiration		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

2014 (1)		7	44,391	0.24%	$2,999,832	$67.58	$72.59	0	0	0.00%	$0	$0.00	$0.00

1st Quarter 2015		9	19,194	0.11%	$2,603,340	$135.63	$299.71	3	14,777	0.44%	$686,208	$46.44	$60.77
2nd Quarter 2015		18	118,200	0.65%	$7,126,968	$60.30	$66.35	9	121,447	3.63%	$6,229,500	$51.29	$55.63
3rd Quarter 2015		22	139,159	0.77%	$6,316,488	$45.39	$40.91	7	42,493	1.27%	$2,238,000	$52.67	$68.89
4th Quarter 2015		25	261,624	1.44%	$14,820,744	$56.65	$63.07	10	121,985	3.65%	$6,839,820	$56.07	$62.79

Total 2015		74	538,177	2.97%	$30,867,540	$57.36	$66.50	29	300,702	8.99%	$15,993,528	$53.19	$60.66

2016		77	876,017	4.83%	$55,245,734	$63.06	$69.33	20	168,492	5.04%	$9,921,012	$58.88	$66.80
2017		87	1,536,033	8.48%	$87,928,958	$57.24	$63.08	17	198,116	5.92%	$15,158,796	$76.51	$73.63
2018		65	673,863	3.72%	$50,333,628	$74.69	$101.26	24	463,194	13.84%	$32,253,042	$69.63	$67.80
2019		66	972,016	5.36%	$61,806,989	$63.59	$65.88	23	240,923	7.20%	$16,959,384	$70.39	$73.36
2020		49	2,398,379	13.24%	$141,850,140	$59.14	$66.45	12	268,545	8.03%	$13,882,788	$51.70	$65.40
2021		45	1,733,869	9.57%	$99,386,343	$57.32	$61.84	11	183,170	5.47%	$12,771,528	$69.72	$88.82
2022		36	867,102	4.79%	$52,263,411	$60.27	$75.66	10	134,335	4.02%	$7,890,972	$58.74	$66.65
2023		30	635,376	3.51%	$33,887,852	$53.34	$60.46	16	777,138	23.23%	$48,302,310	$62.15	$64.13
Thereafter		89	5,210,537	28.76%	$293,699,854	$56.37	$64.29	32	610,978	18.26%	$42,791,784	$70.04	$78.67
		625	15,485,760	85.46%	$910,270,281	$58.78	$66.80	194	3,345,593	100.00%	$215,925,144	$64.54	$69.90

	(5)	1	2,634,670	14.54%	$111,016,908
		626	18,120,430	100.00%	$1,021,287,189

(1)	Includes month to month holdover tenants that expired prior to December 31, 2014.
(2)	Tenants may have multiple leases.
(3)	Represents in place annualized rent allocated by year of maturity.
(4)	Management’s estimate of average asking rents for currently occupied space as of December 31, 2014. Taking rents are typically lower than asking rents and may vary from property to property.
(5)	Citigroup’s net lease at 388-390 Greenwich Street which expires in 2035.

Supplemental Information	Fourth Quarter 2014

ANNUAL LEASE EXPIRATIONS - Suburban Operating Properties Office, Retail and Storage Leases

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

2014 (1)	20	84,845	2.57%	$3,075,276	$36.25	$35.74	5	108,656	10.62%	$4,120,140	$37.92	$36.00

1st Quarter 2015	9	26,104	0.79%	$904,968	$34.67	$36.56	2	13,210	1.29%	$450,900	$34.13	$33.96
2nd Quarter 2015	12	42,057	1.27%	$1,532,580	$36.44	$35.24	2	5,284	0.52%	$137,784	$26.08	$27.89
3rd Quarter 2015	13	110,698	3.35%	$4,078,584	$36.84	$36.17	3	35,106	3.43%	$1,193,412	$33.99	$33.79
4th Quarter 2015	18	90,013	2.72%	$2,789,808	$30.99	$32.40	5	16,612	1.62%	$530,700	$31.95	$29.00

Total 2015	52	268,872	8.13%	$9,305,940	$34.61	$34.80	12	70,212	6.86%	$2,312,796	$32.94	$32.24

2016	55	445,211	13.46%	$16,069,524	$36.09	$37.46	10	52,656	5.15%	$1,612,860	$30.63	$31.75
2017	46	194,654	5.89%	$7,811,844	$40.13	$38.73	10	91,939	8.98%	$3,075,132	$33.45	$35.15
2018	46	287,367	8.69%	$10,066,406	$35.03	$35.84	10	97,314	9.51%	$3,412,032	$35.06	$32.89
2019	41	549,246	16.61%	$15,415,632	$28.07	$29.43	20	115,878	11.32%	$3,456,612	$29.83	$31.35
2020	26	330,411	9.99%	$10,620,828	$32.14	$33.94	3	41,357	4.04%	$1,473,468	$35.63	$34.57
2021	19	288,599	8.73%	$7,134,156	$24.72	$25.60	6	101,097	9.88%	$3,472,944	$34.35	$35.18
2022	12	57,303	1.73%	$1,878,972	$32.79	$33.79	0	0	0.00%	$0	$0.00	$0.00
2023	16	187,572	5.67%	$6,029,844	$32.15	$34.07	3	88,750	8.67%	$2,879,340	$32.44	$34.05
Thereafter	38	612,449	18.52%	$18,815,902	$30.72	$32.11	9	255,543	24.97%	$6,931,740	$27.13	$29.00
	371	3,306,529	100.00%	$106,224,324	$32.13	$33.17	88	1,023,402	100.00%	$32,747,064	$32.00	$32.57

(1) Includes month to month holdover tenants that expired prior to December 31, 2014.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Management’s estimate of average asking rents for currently occupied space as of December 31, 2014. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	Fourth Quarter 2014

ANNUAL LEASE EXPIRATIONS RETAIL PROPERTIES

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

Prime Retail
2014 (1)	3	31,739	6.41%	$178,212	$5.61	$5.72	1	5,200	2.26%	$276,396	$53.15	$53.15
2015	16	35,346	7.14%	$2,924,393	$82.74	$197.53	2	15,002	6.51%	$884,616	$58.97	$59.46
2016	7	59,653	12.05%	$2,930,237	$49.12	$51.00	1	16,504	7.16%	$1,445,976	$87.61	$88.00
2017	5	57,294	11.58%	$3,192,661	$55.72	$110.44	2	8,800	3.82%	$790,728	$89.86	$145.72
2018	5	27,420	5.54%	$2,734,608	$99.73	$255.28	1	4,500	1.95%	$397,428	$88.32	$88.32
2019	0	0	0.00%	$0	$0.00	$0.00	0	0	0.00%	$0	$0.00	$0.00
2020	7	28,100	5.68%	$3,251,561	$115.71	$380.32	0	0	0.00%	$0	$0.00	$0.00
2021	1	108,148	21.85%	$7,364,952	$68.10	$70.00	3	21,724	9.42%	$3,683,928	$169.58	$251.54
2022	1	1,366	0.28%	$200,292	$146.63	$167.54	3	55,437	24.04%	$17,731,536	$319.85	$469.54
2023	1	6,476	1.31%	$642,060	$99.14	$100.00	2	7,131	3.09%	$1,327,320	$186.13	$350.00
Thereafter	10	139,315	28.15%	$8,953,646	$64.27	$260.00	8	96,262	41.75%	$58,428,168	$606.97	$740.37
	56	494,857	100.00%	$32,372,621	$65.42	$159.42	23	230,560	100.00%	$84,966,096	$368.52	$475.19

Vacancy		23,856				$476.67		45,358				$939.42
		518,713				$174.01		275,918				$551.51

Other Retail
2014 (1)	3	8,356	1.03%	$578,573	$69.24	$115.43	0	0	0.00%	$0	$0.00	$0.00
2015	12	50,931	6.25%	$5,792,435	$113.73	$232.90	0	0	0.00%	$0	$0.00	$0.00
2016	10	69,343	8.51%	$7,197,025	$103.79	$140.02	2	15,158	9.24%	$781,956	$51.59	$80.57
2017	9	41,779	5.13%	$6,531,680	$156.34	$226.87	2	5,396	3.29%	$1,628,376	$301.77	$472.12
2018	9	61,942	7.60%	$11,234,747	$181.38	$464.87	4	11,443	6.98%	$1,305,540	$114.09	$160.42
2019	6	55,628	6.83%	$3,146,960	$56.57	$100.53	1	7,100	4.33%	$978,636	$137.84	$260.00
2020	6	52,688	6.47%	$5,842,896	$110.90	$112.95	2	28,450	17.35%	$743,460	$26.13	$49.57
2021	8	13,392	1.64%	$1,285,774	$96.01	$123.92	1	10,000	6.10%	$3,831,744	$383.17	$500.00
2022	12	110,371	13.55%	$12,770,079	$115.70	$167.54	2	4,467	2.72%	$709,068	$158.73	$183.41
2023	5	38,637	4.74%	$5,006,057	$129.57	$132.46	1	1,290	0.79%	$212,412	$164.66	$180.00
Thereafter	30	311,735	38.26%	$29,827,493	$95.68	$137.50	12	80,673	49.20%	$10,932,972	$135.52	$153.31
	110	814,802	100.00%	$89,213,719	$109.49	$172.42	27	163,977	100.00%	$21,124,164	$128.82	$166.36

Vacancy		65,077				$369.30		91,874				$124.89
		879,879				$186.98		255,851				$151.47

(1) Includes month to month holdover tenants that expired prior to December 31, 2014.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Management’s estimate of average asking rents for currently occupied space as of December 31, 2014. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	Fourth Quarter 2014

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Manhattan

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	12/31/2014	Price ($’s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	96.5	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	80.6	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.9	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.9	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	96.0	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	18.6	$105,600,000
Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	99.6	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	92.2	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	96.5	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	96.7	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	100.0	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	92.1	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	99.3	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	81.3	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		100.0	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	94.8	$285,000,000
				1,273,400			$1,520,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	92.6	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	19.6	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	N/A	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	98.7	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	East Side	303,515	93.6	89.2	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	80.4	$330,000,000
				1,955,260			$704,600,000
2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	99.3	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	99.6	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	98.8	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	55.4	$1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	22.9	$425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	10.1	$80,000,000
				4,866,158			$3,156,950,000
2012 Acquisition
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	25.3	$252,500,000
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	91.9	$135,000,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	92.1	$90,000,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	99.2	$46,000,000
				879,919			$523,500,000
2014 Acquisition
May-14	388 & 390 Greenwich Street - remaining 49.4%	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,585,000,000
				2,635,000			$1,585,000,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

Supplemental Information	Fourth Quarter 2014

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999 - Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611
2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490
2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494
2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448

2013 Sales
Aug-13	333 West 34th Street	Fee Interest	Penn Station	345,400	$220,250,000	$638

2014 Sales
May-14	673 First Avenue	Leasehold Interest	Grand Central South	422,000	$145,000,000	$344

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

Supplemental Information	Fourth Quarter 2014

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Suburban

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	12/31/2014	Price ($’s) (1)
2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	N/A	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	86.9	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	78.8	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	86.0	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	77.1	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	53.8	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	94.7	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, New York	85,000	52.9	43.8	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	91.4	$111,500,000
				5,880,500			$1,637,240,000
2013 Acquisition
Apr-13	16 Court Street - additional JV interest	Fee Interest	Brooklyn, New York	317,600	84.9	94.7	$96,200,000
				317,600			$96,200,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Suburban

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, New York	211,000	$48,000,000	$227

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	$20,767,307	$143
				815,000	$250,767,307

2012 Sales
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	$481,100,000	$343

2013 Sales
Sep-13	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	$13,500,000	$104

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	Fourth Quarter 2014

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Retail, Residential, Development / Redevelopment & Land

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	12/31/2014	Price ($’s) (1)
2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	N/A	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	N/A	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	N/A	$19,750,000
				169,082			$139,900,000
2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	N/A	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	89.4	$251,900,000
				160,550			$281,900,000
2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	N/A	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000
2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, New Jersey	278,000	—	62.4	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	N/A	$30,000,000
				324,280			$59,364,000
2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, New York	52,000	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, New York	65,641	—	67.7	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	—	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	$78,300,000
				1,299,991			$710,600,000
2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	81.3	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	67.5	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	N/A	$66,250,000
				787,397			$702,800,000
2012 Acquisition
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	93.9	$193,000,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	74.8	$223,000,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest		4,473,603	76.3	N/A	$880,103,924
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	—	—	—	$31,160,000
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	72.5	$83,000,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	97.9	$—
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	$75,000,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	N/A	$18,000,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	92.0	$122,300,000
				5,313,501			$1,625,563,924
2013 Acquisition
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	—	89.6	$54,900,000
Nov-13	650 Fifth Avenue - 50%	Leasehold Interest	Plaza District	32,324	63.6	10.5	$—
Nov-13	315 West 33rd Street - The Olivia	Fee Interest	Penn Station	492,987	96.6	98.1	$386,775,000
Nov-13	Fifth Avenue Retail Assemblage	Fee Interest	Plaza District	66,962	74.6	63.7	$146,221,990
				658,884			$587,896,990
2014 Acquisition
Jul-14	719 Seventh Avenue - 75%	Fee Interest	Times Square	6,000	100.0	100.0	$41,149,000
Jul-14	115 Spring Street	Fee Interest	Soho	5,218	100.0	100.0	$52,000,000
Jul-14	752 Madison Avenue	Fee Interest	Plaza District	21,124	100.0	100.0	$282,415,000
Sep-14	121 Greene Street - 50%	Fee Interest	Soho	7,131	100.0	100.0	$27,400,000
Sep-14	635 Madison Avenue (2)	Fee Interest	Plaza District	176,530	100.0	—	$145,000,000
Oct-14	102 Greene Street	Fee Interest	Soho	9,200	100.0	100.0	$32,250,000
Oct-14	175-225 Third Street - 95%	Fee Interest	Brooklyn, New York	—	—	—	$72,500,000
Nov-14	55 West 46th Street	Fee Interest	Midtown	347,000	—	—	$295,000,000
				572,203			$947,714,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Subject to long-term, third party net operating leases.

Supplemental Information	Fourth Quarter 2014

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Retail, Residential, Development / Redevelopment & Land

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2011 Sales
Sep-11	1551-1555 Broadway (1)	Fee Interest	Times Square	25,600	$276,757,000	$10,811

2012 Sales
Feb-12	141 Fifth Avenue (2)	Fee Interest	Flatiron	13,000	$46,000,000	$3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	$85,000,000	$417
Apr-12	379 West Broadway	Leasehold Interest	Cast Iron/Soho	62,006	$48,500,000	$782
Jun-12	717 Fifth Avenue (3)	Fee Interest	Midtown/Plaza District	119,550	$617,583,774	$5,166
Sep-12	3 Columbus Circle (4)	Fee Interest	Columbus Circle	214,372	$143,600,000	$670
				612,728	$940,683,774
2013 Sales
Feb-13	44 West 55th Street	Fee Interest	Plaza District	8,557	$6,250,000	$730
Jun-13	West Coast Office Portfolio	Fee Interest	Los Angeles, California	406,740	$111,925,000	$275
Aug-13	West Coast Office Portfolio	Fee Interest	Fountain Valley, California	302,037	$66,993,750	$222
Sep-13	West Coast Office Portfolio	Fee Interest	San Diego, California	110,511	$45,400,000	$411
Dec-13	27-29 West 34th Street	Fee Interest	Herald Square/Penn Station	15,600	$70,052,158	$4,491
				843,445	$300,620,908
2014 Sales
Jan-14	21-25 West 34th Street	Fee Interest	Herald Square/Penn Station	30,100	$114,947,844	$3,819
Mar-14	West Coast Office Portfolio	Fee Interest		3,654,315	$756,000,000	$207
May-14	747 Madison Avenue	Fee Interest	Plaza District	10,000	$160,000,000	$16,000
Jul-14	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	$68,700,000	$5,023
Sep-14	180-182 Broadway	Fee Interest	Cast Iron / Soho	156,086	$222,500,000	$1,425
Nov-14	2 Herald Square	Fee Interest	Herald Square/Penn Station	354,400	$365,000,000	$1,030
				4,218,579	$1,687,147,844

(1) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.

(2) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

(3) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.

(4) The joint venture sold a 29% condominium interest in the property.

Supplemental Information	Fourth Quarter 2014

Executive & Senior Management

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

Andrew Mathias

President

Matthew J. DiLiberto

Chief Financial Officer

Andrew S. Levine

Chief Legal Officer

Steven M. Durels

Executive Vice President, Director of Leasing and Real Property

Edward V. Piccinich

Executive Vice President, Property Management and Construction

Neil H. Kessner

Executive Vice President, General Counsel - Real Property

David M. Schonbraun

Co-Chief Investment Officer

Isaac Zion

Co-Chief Investment Officer

Maggie Hui

Chief Accounting Officer

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
Cantor Fitzgerald	David Toti	(212) 915-1219	dtoti@cantor.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Cowen and Company	James Sullivan	(646) 562-1380	james.sullivan@cowen.com
Credit Suisse	Ian C. Weissman	(212) 538-6889	ian.weissman@credit-suisse.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Goldman Sachs & Co.	Brad Burke	(917) 343-2082	brad.burke@gs.com
Green Street Advisors	Michael Knott	(949) 640-8780	mknott@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
Morgan Stanley	Vance H. Edelson	(212) 761-0078	vance.edelson@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O’Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Bank of America — Merrill Lynch	Larry Zaccherio	(646) 855-7662	larry.zaccherio@baml.com
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to operating income.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues.  Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI (excluding straight-line rents) of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner  during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures less JV partners’ share of debt.  Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).